THE MUNDER FUNDS®

Munder Series Trust	Class A	Class B*	Class C	Class K	Class R	Class R6	Class Y	Class I
Munder Bond Fund	MUCAX	MUCBX	MUCCX	MUCKX	N/A	N/A	MUCYX	N/A

Munder Growth Opportunities Fund	MNNAX	MNNBX	MNNCX	N/A	MNNRX	N/A	MNNYX	N/A

Munder Index 500 Fund	MUXAX	MUXBX	N/A	MUXKX	MUXRX	N/A	MUXYX	N/A

Munder Integrity Mid-Cap Value Fund	MAIMX	N/A	N/A	N/A	N/A	N/A	MYIMX	N/A

Munder Integrity Small/Mid-Cap Value Fund	MAISX	N/A	N/A	N/A	N/A	N/A	MYISX	N/A

Munder International Equity Fund	MUIAX	MUIEX	MUICX	MUIKX	N/A	N/A	MUIYX	N/A

Munder International Fund-Core Equity	MAICX	N/A	MICCX	N/A	N/A	N/A	MICYX	MICIX

Munder International Small-Cap Fund	MISAX	N/A	MCISX	N/A	N/A	MSSIX	MYSIX	MISIX

Munder Large-Cap Value Fund	MUGAX	MUGBX	MUGCX	MUGKX	MUGRX	N/A	MUGYX	N/A

Munder Micro-Cap Equity Fund	MMEAX	MMEBX	MMECX	MMEKX	MMERX	N/A	MMEYX	N/A

Munder Mid-Cap Core Growth Fund	MGOAX	MGROX	MGOTX	MGOKX	MMSRX	MGOSX	MGOYX	N/A

Munder Veracity Small-Cap Value Fund	VSCVX	MBVSX	MCVSX	MKVSX	MRVSX	MVSSX	VSVIX	N/A

(collectively, the “Funds”)

STATEMENT OF ADDITIONAL INFORMATION

Dated October 29, 2011, as amended and restated on June 1, 2012

This Statement of Additional Information (“SAI”), which has been filed with the Securities and Exchange Commission (“SEC”), provides supplementary information pertaining to all classes of shares representing interests in each of the investment portfolios listed above (“Funds”). The investment advisor for the Funds is Munder Capital Management® (“MCM” or “Advisor”). The distributor of the Funds is Funds Distributor, LLC (“Funds Distributor” or “Distributor”). This SAI is not a prospectus, and should be read only in conjunction with the relevant prospectus for the Funds (each a “Prospectus”). The Prospectuses for all of the Funds are dated October 29, 2011, as supplemented or amended from time to time. The financial statements for the Funds including the notes thereto, dated June 30, 2011, are incorporated by reference into this SAI from the Annual Reports of the Funds. You may obtain a copy of the Prospectuses and Annual and Semi-Annual reports free of charge on our website www.munder.com or by calling the Funds at (800) 438-5789.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*	Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders.

SAIANNUAL0612

TABLE OF CONTENTS

No person has been authorized to give any information or to make any representations not contained in this SAI or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION	1
FUND INVESTMENTS	2
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS	26
DISCLOSURE OF PORTFOLIO HOLDINGS	27
RISK FACTORS AND SPECIAL CONSIDERATIONS – INDEX 500 FUND	28
INVESTMENT POLICIES	29
MANAGEMENT OF THE FUNDS	31
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS	42
CODE OF ETHICS	54
PORTFOLIO TRANSACTIONS	55
ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION INFORMATION	58
NET ASSET VALUE	61
PERFORMANCE INFORMATION	63
TAXES	66
ADDITIONAL INFORMATION CONCERNING SHARES	70
OTHER INFORMATION	71
REGISTRATION STATEMENT	88
ANNUAL FUND OPERATING EXPENSES	88
FINANCIAL STATEMENTS	89
APPENDIX A	90

FUND HISTORY AND GENERAL INFORMATION

The following investment company and its portfolios are described in this SAI:

Munder Series Trust (“MST”)

Munder Bond Fund (“Bond Fund”)

Munder Growth Opportunities Fund (“Growth Opportunities Fund”)

Munder Index 500 Fund (“Index 500 Fund”)

Munder Integrity Mid-Cap Value Fund (“Mid-Cap Value Fund”)

Munder Integrity Small/Mid-Cap Value Fund (“Small/Mid-Cap Value Fund”)

Munder International Equity Fund (“International Equity Fund”)

Munder International Fund-Core Equity (“International Fund-Core Equity”)

Munder International Small-Cap Fund (“International Small-Cap Fund”)

Munder Large-Cap Value Fund (“Large-Cap Value Fund”)

Munder Micro-Cap Equity Fund (“Micro-Cap Equity Fund”)

Munder Mid-Cap Core Growth Fund (“Mid-Cap Core Growth Fund”)

Munder Veracity Small-Cap Value Fund (“Small-Cap Value Fund”)

MST is an open-end management investment company, the portfolios of which constitute The Munder Funds family of mutual funds. MST was organized as a Delaware statutory trust on January 31, 2003 for the purpose of reorganizing and redomiciling all of the then-existing series of The Munder Funds, Inc., The Munder Funds Trust and The Munder Framlington Funds Trust into a single trust. The Munder Funds, Inc. was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust was organized as a Massachusetts business trust on August 30, 1989. Munder Series Trust II (“MST II”) (formerly known as the Munder Framlington Funds Trust) was organized as a Massachusetts business trust on October 30, 1996. Each of the Funds is a diversified mutual fund. The portfolios of MST are referred to in this SAI individually as a “Fund” and collectively as the “Munder Funds.”

For those Funds that have had a change in name or change in legal entity, the following lists such Funds’ previous names and legal entities:

Munder Bond Fund

Former Names:
Ambassador Bond Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Munder Growth Opportunities Fund

Former Names:
Munder Internet Fund	05/18/05 – 01/01/2010
Munder NetNet Fund	10/27/1998 – 05/18/2005
NetNet Fund	08/19/1996 – 10/27/1998
Former Entities:
The Munder Funds, Inc.	08/19/1996 – 10/30/2003

Munder Index 500 Fund

Former Names:
Ambassador Indexed Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Munder International Equity Fund

Former Names:
Ambassador International Stock Fund	12/01/1991 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	12/01/1991 – 01/31/1995

Munder International Small-Cap Fund

Former Names:
Munder International Small-Mid Cap Fund	08/17/2007 – 12/28/2008

Munder Large-Cap Value Fund

Former Names:
Munder Equity Income Fund	02/25/2000 – 10/31/2001
Munder Growth & Income Fund	01/31/1995 – 02/25/2000
Ambassador Growth & Income Fund	07/05/1994 – 01/31/1995
Former Entities:
The Munder Funds Trust	01/31/1995 – 06/13/2003
Ambassador Funds	07/05/1994 – 01/31/1995

Munder Micro-Cap Equity Fund

Former Entities:
The Munder Funds, Inc.	12/26/1996 – 06/13/2003

Munder Mid-Cap Core Growth Fund

Former Names:
Munder MidCap Select Fund	02/26/2001 – 05/18/2005
Munder Growth Opportunities Fund	06/24/1998 – 02/26/2001
Former Entities:
The Munder Funds, Inc.	06/24/1998 – 06/13/2003

Munder Veracity Small-Cap Value Fund

Former Names:
Munder Small-Cap Value Fund	12/26/1996 – 05/13/2011
Former Entities:
The Munder Funds, Inc.	12/26/1996 – 06/13/2003

As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. World Asset Management, Inc. (“World”), a Delaware corporation, serves as the sub-advisor to the Index 500 Fund. Integrity Asset Management, LLC (“Integrity”), a Delaware limited liability company and a wholly owned subsidiary of MCM, serves as the sub-advisor to the Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and the Small/Mid-Cap Value Fund.

Capitalized terms used in this SAI and not otherwise defined have the same meanings as are given to them in each Prospectus.

FUND INVESTMENTS

The following supplements the information contained in each Prospectus concerning the investment objectives and policies of each of the Funds. Each Fund’s investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund’s outstanding shares. All investment policies, unless specifically designated as fundamental, are non-fundamental policies and may be changed by the Board of Trustees (“Board”) without the authorization of the applicable Fund’s shareholders. Certain Funds have investment strategies to invest in a specific type of investment implied by the Fund’s name. These strategies may not be changed without 60 days’ prior notice to shareholders. There can be no assurance that any Fund will achieve its investment objective.

In determining the rating of an investment, the Funds may rely on credit ratings issued by credit rating agencies registered with the SEC as “nationally recognized statistical rating organizations” (“NRSROs”). Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P®”) and Fitch Ratings Ltd. (“Fitch”) are each registered as an NRSRO. A description of the applicable credit ratings of these NRSROs is set forth in Appendix A to this SAI.

For purposes of this SAI, the Growth Opportunities Fund, Index 500 Fund, International Equity Fund, International Fund-Core Equity, International Small-Cap Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund are referred to as the “Equity Funds”.

To the extent that a reference in this section refers to the “Advisor,” such reference should also be read to refer to Integrity with respect to Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund and World with respect to the Index 500 Fund where the context requires.

Asset-Backed Securities (“ABS”). The Bond Fund may invest in asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). Consistent with each Fund’s investment objectives and policies, MCM also may invest in other types of asset-backed securities. (Also see “Mortgage-Related Securities” below).

ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are separate from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

The average life of asset-backed securities varies with the maturities of the underlying instruments. The average life of an asset-backed instrument is likely to be substantially less than the original maturity of the asset pools underlying the securities as the result of unscheduled principal payments and prepayments. The rate of such prepayments, and hence the life of the securities, will be primarily a function of current interest rates and current conditions in the relevant markets. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Bank Obligations. Each of the Funds may invest in U.S. dollar-denominated bank obligations, including certificates of deposit, bankers’ acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Funds will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund in (i) obligations of domestic banks and (ii) obligations of foreign banks and foreign branches of domestic banks each will not exceed 25% of the Fund’s total assets at the time of investment.

Non-domestic bank obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States. Although a Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

Borrowing. Each Fund is authorized to borrow money as permitted under the Investment Company Act of 1940, as amended (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing may be unsecured. The 1940 Act requires a mutual fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer, as collateral, securities owned by the Fund.

Commercial Paper. Each Fund may invest in commercial paper, including tax-exempt commercial paper (i.e., short term promissory notes issued by corporations). Each Fund may invest in commercial paper of issuers rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Advisor at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Convertible Securities. Each of the Funds may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Credit Default Swaps. The Bond Fund may enter into credit default swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, credit default swaps are subject to the risk of illiquidity within the credit default swap market on the whole, as well as counterparty risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps with physical settlements in which the Fund is the seller, the Fund will designate or segregate cash or liquid assets on the Fund’s records with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund) or enter into offsetting transactions. For credit default swaps with cash settlements, sales of protection require the Fund to designate or segregate on its records cash or liquid assets equal to par minus current market value. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Depositary Receipts and New York Registered Shares. Each of the Equity Funds may invest in depositary receipts. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. Generally, investors may pay a fee to convert depositary receipts to the home-market shares.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) and American Depositary Shares (“ADSs”) are considered foreign securities. ADRs are traded in U.S. dollars on U.S. exchanges or over-the-counter, are typically issued by a U.S. bank or trust company, and evidence ownership of underlying foreign securities. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, foreign security depositary receipts in registered form are designed for use in the U.S. securities market and foreign security depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of each of the Fund’s investment policies, a Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities.

Unlike depositary receipts of foreign companies, NYRs are not receipts backed by the home market security, but represent dollar-denominated direct claims on the issuing company’s capital. Investment in NYRs, therefore, involves similar risks to investing directly in other types of foreign securities. Like depositary receipts, however, investors may pay a fee to convert to the home-market shares. In addition, during periods of social, political or economic unrest or instability in a country or region, the value of foreign securities traded on United States’ exchanges tied to such country or region, such as ADRs and GDRs, could be affected by, among other things, increasing price volatility, illiquidity or the closure of the primary market on which the securities underlying the foreign securities are traded.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Equity Securities. The equity securities in which the Equity Funds may invest include common stocks, preferred stocks, securities convertible into common stocks, and rights and warrants to subscribe for the purchase of common stocks. Equity securities may be listed on a stock exchange or may be unlisted. Warrants are rights to purchase securities at a specified time at a specified price.

Exchange Traded Funds (“ETFs”). Each of the Funds may invest in ETFs, which are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See “Investment Company Securities” below).

Foreign Securities. Each of the Funds may invest in foreign securities. Each Equity Fund (except the International Equity Fund, the International Fund-Core Equity and the International Small-Cap Fund) and the Bond Fund may invest up to 25% of its assets in foreign securities. There is no limit on the foreign securities investments of the International Equity Fund, International Fund-Core Equity or International Small-Cap Fund; however, the International Small-Cap Fund may not invest more than 20% of its assets in emerging market country companies or more than 5% of its assets in companies of any one emerging market country.

Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less trading volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and less regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened in emerging market countries and Eastern European countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

Investments in companies in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, in some cases, of a capital market structure or market-oriented economy; and (vii) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries.

Investments in emerging market countries also may involve risks of nationalization, expropriation and confiscatory taxation. The governments of a number of emerging market countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in most emerging market countries. Finally, even though certain emerging market currencies may be convertible into United States dollars, the conversion rates may be artificial rather than reflecting their actual market values and may be adverse to a Fund.

In connection with the purchase or sale of securities denominated in foreign currencies, the Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund’s investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, each of the Funds is authorized, but is not required, to enter into forward foreign currency exchange contracts (“forward currency contracts”) and spot currency contracts (“spot contracts”). Other currency transactions include currency futures, options on currencies, and currency swaps. Forward currency contracts involve a privately negotiated obligation to purchase or sell (with delivery generally required) a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Neither forward currency contracts nor spot contracts eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of currency exchange for a future point in time or purchase currency at a particular point in time. Spot contracts involve the purchase of foreign currency at the current rate, typically in an effort to facilitate transactions in foreign securities. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in this SAI. These instruments are subject to the risk that the counterparty will default.

A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may, but is not obligated to, enter into a forward currency contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, a Fund may enter into a forward currency contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. With respect to any forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. In addition, while forward currency contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. A Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies and U.S. dollars.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

At the maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. A Fund will designate on its records cash or liquid assets equal to the amount of the Fund’s assets that could be required to consummate a forward currency contract at the settlement date except to the extent the contracts are otherwise “covered.” A forward currency contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward currency contract (or call option) permitting a Fund to buy the same currency at a price no higher than a Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting a Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency. Although a Fund is not required to designate cash or liquid assets on its records with regard to “covered” forward currency contracts, each Fund will monitor its leverage exposure to such contracts daily.

Beginning on the date a Fund enters into a currency swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each currency swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments a Fund expects to receive and the present value of the payments the Fund expects to make. However, a Fund is not required to designate any assets in connection with currency swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

For the purpose of determining the adequacy of the securities designated in connection with forward currency contracts and currency swap transactions, the value of the designated securities will be marked to market daily. If the market value of such securities declines or the designated securities become illiquid, additional cash or liquid assets will be designated daily so that the value of the designated securities will equal the amount of such commitments by the Fund.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Canadian dollar is correlated to the Australian dollar, the Fund holds securities denominated in Canadian dollars and the Advisor believes that the value of the Canadian dollar will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell Australian dollars and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, beginning on the date that the hedging transaction is consummated, the Fund will designate cash or liquid assets on its records in an amount sufficient to make payment for the foreign currency at the settlement date, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying currency.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Transactions and Related Options. Each of the Funds may enter into futures contracts and options on futures contracts, as described below.

Futures Contracts. The Funds may purchase and sell futures contracts on securities. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The following provides a detailed description of the use of such futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Closing out a futures contract sale is effected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

The Funds may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. However in the event of an increase in the market value of the portfolio securities, including the portfolio security being protected, the benefit of this increase would be reduced by the loss realized on closing out the futures contract sale. If interest rate levels did not change, the Fund might incur a loss (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

The Funds may also engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase. If short-term rates at the same time fall, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. In this case, the benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase. If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

        Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Fund presently could accomplish a similar result as it would hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Margin Payments. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. On a daily basis, the broker will calculate the value of the futures contract, a process known as “marking to market,” to determine whether the initial margin deposited remains sufficient. Variation margin payments to and from the broker may be made on a daily basis. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. In order to minimize variation margin payments, a Fund may deposit initial margin in excess of the value of the contract. At any time prior to expiration of a futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made and paid by the applicable party, and the Fund realizes a loss or gain on the transaction.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, a Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the

Funds would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. The Trust has claimed on behalf of each Fund an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, MCM and the Trust are not subject to registration or regulation as a pool operator by the Commodity Futures Trading Commission.

Guaranteed Investment Contracts and Funding Agreements. The Bond Fund may make limited investments in guaranteed investment contracts (“GICs”) or funding agreements issued by U.S. insurance companies. GICs and funding agreements are normally general obligations of the issuing insurance company. In some cases funding agreements may be part of an insurance company’s separate account, but they still benefit from a guarantee from the general account. Pursuant to a GIC or a funding agreement, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund on a periodic basis with interest that is based on an index. A Fund will only purchase GICs or funding agreements from insurance companies that, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board. Generally, GICs and funding agreements are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs and funding agreements does not currently exist. Therefore, GICs and funding agreements will normally be considered illiquid investments, and will be acquired subject to the Fund’s limitation on illiquid investments.

Illiquid Securities. Each of the Funds may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities within a time frame deemed to be in the best interest of the Fund.

Illiquid securities generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (“1933 Act”). This includes restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”) and commercial obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act (“Section 4(2) commercial paper”), unless the Advisor determines that such securities are liquid. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board.

Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers that make a market in the Section 4(2) commercial paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Inflation-Indexed Bonds. The Bond Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Swap Transactions. The Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by the Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Fund will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as “counterparties.” Certain federal income tax requirements may, however, limit the Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders of the Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

Beginning on the date the Fund enters into a swap transaction, the Fund will designate on its records cash or liquid assets sufficient to make payment for each swap transaction on the next payment date. This amount will be equal to the net difference between the present value of the payments the Fund expects to receive and the present value of the payments the Fund expects to make. However, the Fund is not required to designate any assets in connection with swap transactions if the present value of the payments it expects to receive is greater than the present value of the payments it expects to make.

The Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one NRSRO or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Company Securities. Each of the Funds may invest in securities issued by other investment companies, including ETFs. (See “Exchange-Traded Funds (ETFs)” above). As a shareholder of another investment company, a Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Except as described in the following paragraph, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those that may be affiliated with the Advisor, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Each of the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include: iShares, SPDRs®, Select Sector SPDRs® and NASDAQ 100 Shares. Pursuant to an order issued by the SEC to the iShares Trust, et. al. (“SEC Order”), and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC Order, as it may be amended, and any other applicable investment limitations.

Lending of Portfolio Securities. To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Funds’ custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the relevant Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet the minimum required collateral level for the type of loaned security as specified above. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in”. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Advisor will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board has appointed a securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Board reviews and approves this list annually. The Funds will only enter into loan arrangements with borrowers on the approved list.

Lower-Rated Debt Securities. Except for the Bond Fund, each of the Funds may invest not more than 5% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. The Bond Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or BBB- or higher by Fitch. Whether or not a security is investment grade will be determined based on the ratings given by S&P, Moody’s and Fitch. If all three agencies have rated the security, the median rating will be used. If only two agencies have rated the security, the lower rating will be used. If a single agency has rated the security, that rating will be used. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund’s portfolio, with a commensurate effect on the value of each of the Fund’s shares. Therefore, an investment in the Funds should not be considered as a complete investment program and may not be appropriate for all investors.

While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds. A description of applicable credit ratings is set forth in Appendix A of this SAI.

Master Limited Partnerships (“MLP”). Each of the Equity Funds may invest in master limited partnerships in which ownership interests are publicly traded. The majority of MLPs operate in the energy sector, particularly in energy infrastructure industries such as pipelines, which provide stable income streams. Fees that pipelines are able to charge are highly regulated by the U.S. government; therefore, these types of MLPs are subject to the risk that regulatory action will decrease fee levels.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Limited partners do not have voting rights in an MLP. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Since MLPs are structured as partnerships they do not pay corporate income taxes. Taxes are only paid when distributions are received, thus avoiding the double taxation faced by investors in corporations. MLPs face stringent provisions including the requirement to pay minimum quarterly distributions to limited partners, by contract. Thus, the distributions of MLPs tend to be predictable and provide current income to investors. As with high-yielding equities, MLPs are often more appealing to investors at times of low interest rates, as this results in higher yields for MLPs relative to bonds and money market instruments. Increasing interest rates would result in lower relative yields versus other alternative assets.

MLPs enjoy the same tax treatment as limited liability companies (“LLCs”); that is, they are non-taxable entities with a tax shield on distributions, thus avoiding the double taxation of corporate profits. If MLPs were no longer able to pass through taxes to limited partners a large benefit of investing in MLPs would be removed.

The general partner in an MLP has what are called Incentive Distribution Rights (IDRs). IDRs are terms defined in the MLP partnership, which allow for the general partner to claim a higher proportion of incremental amounts of the distribution payments as these payments grow over specified levels. This is designed to provide general partners with a strong incentive to increase distributions, further enhancing the appeal of MLPs based on large, growing distributions. On the other hand, it raises the cost of equity for the MLP and can dilute the ownership claim of limited partners.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face. Extreme weather patterns could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry and could adversely impact the value of the interests in an MLP.

Money Market Instruments. Each of the Funds may invest in money market instruments, which are high-quality, short-term instruments, including commercial paper, bankers’ acceptances and negotiable certificates of deposit of banks or savings and loan associations, short-term corporate obligations and short-term U.S. government securities.

Mortgage-Related Securities. The Bond Fund may invest in mortgage-related securities, which are a form of asset-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. (See “Mortgage Pass-Through Securities” below). Mortgage-related securities also include debt securities which are secured with collateral consisting of mortgage-backed securities (See “Collateralized Mortgage Obligations” below).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has over recent years experienced significant difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which has adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”).

Government-related guarantors include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver of FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, MCM determines that the securities meet a Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in MCM’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. (Please see the discussion above regarding FNMA and FHLMC.) Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. These include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a

CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. (See “Stripped Mortgage-Backed Securities” below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. The Bond Fund may engage in mortgage dollar roll transactions. In a mortgage dollar roll transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are substantially identical. To be considered substantially identical, the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Mortgage dollar rolls may be renewed by a new sale and repurchase with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of the counterparty to meet the terms of their commitment. Additionally, the value of the securities subject to the dollar roll may change adversely before the Fund is able to repurchase them.

The Fund’s obligations under a dollar roll agreement must be covered by designating, or “segregating,” on its records cash or liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by designating cash or liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.

Municipal Obligations. The Bond Fund may invest in securities the interest from which is exempt from regular federal income tax, i.e., municipal obligations.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax and/or Michigan state income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot predict what legislation, if any, may be proposed in Congress or in the Michigan state legislature in the future as regards the federal or state income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall, and/or may affect the tax-exempt status of the securities in which the Fund invests. Such proposals, if enacted, might materially adversely affect the availability and valuation of municipal obligations for investment by a Fund and the liquidity and value of such Fund. Future changes in federal and/or state laws or future court decisions could possibly have a negative impact on the tax treatment and/or value of municipal securities.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds (or revenue bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). Under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Pre-refunded bonds are municipal obligations that are generally backed or secured by U.S. Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds and uses the proceeds to buy Treasury securities. It then sets those Treasuries aside, keeping them in special escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date. Pre-refunded bonds can provide investors with a combination of the highest possible credit quality, and a taxable equivalent yield that compares favorably with that available on Treasuries. Bond anticipation notes (“BAN”) are short-term debt instruments issued by a state or municipality that will be paid off with the proceeds of an upcoming bond issue. Revenue anticipation notes (“RAN”) are short-term debt issues of a municipal entity that are to be repaid out of anticipated revenues, such as sales taxes. When the anticipated revenues are collected, the RAN is paid off.

Some longer-term municipal obligations give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal obligations in which the Funds may invest include securities with credit enhancements such as letters of credit, municipal obligation insurance and stand-by purchase agreements (“SPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal obligation insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured obligation’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured municipal obligation reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured municipal obligation. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower. (See “Stand-by Purchase Agreements” below).

In addition, the recent economic downturn and budgetary constraints make municipal securities more susceptible to downgrade, default, and bankruptcy. Factors affecting municipal securities include lower tax collections and budgetary constraints of local, state and federal governments upon which the municipalities issuing municipal securities may be relying for funding. Municipal securities are also subject to the risk that the perceived increased likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and certain municipal issuers may be unable to issue or market securities, which could result in a lower number of investment opportunities.

New Fund Risk. Each of the Mid-Cap Value Fund and Small/Mid-Cap Value Fund is a new Fund with limited operating history and thus may involve additional risk. For example, there can be no assurance that a new Fund will grow to or maintain an economically viable size. Should a new Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund is the principal concern of the Board, in the event the Board determined to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Options. Each of the Funds may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the applicable Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign securities, see “Foreign Currency Transactions” above.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The Funds will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. A Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. A Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Funds may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Funds may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Real Estate-Related Securities. The Equity Funds may invest in real estate investment trusts (“REITs”). None of the Funds will invest in real estate directly. REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Advisor, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Advisor will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Funds’ custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Restricted Securities. Each of the Funds may invest in securities subject to restrictions on resale, including Rule 144A securities and Section 4(2) commercial paper. (See “Illiquid Securities” above).

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash or other liquid assets designated on the books of the Fund in an amount at least equal to the repurchase price plus accrued interest, subject to the agreement. To the extent that positions in reverse repurchase agreements are not covered by designating cash or liquid assets at least equal to the repurchase price plus accrued interest, such transactions would be subject to the Fund’s restrictions on borrowings.

Rights and Warrants. Each of the Equity Funds may purchase common stock rights and warrants separately or may receive them as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set time period. Subscription rights normally have a short life span to expiration.

At the time of issuance, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Short Sales. Each of the Funds may engage in short sales, including short sales against the box. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain securities equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, a Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when a Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

In addition to the short sales discussed above, a Fund may make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security that a Fund owns or has the right to obtain at no additional cost. A Fund does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stand-by Purchase Agreements. The Bond Fund may enter into stand-by purchase agreements with respect to municipal obligations. Under a stand-by purchase agreement, a dealer agrees to purchase at the Fund’s option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by purchase agreements may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by purchase agreements will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by purchase agreement either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by purchase agreements held by a Fund will not exceed  1/2 of 1% of the value of such Fund’s total assets calculated immediately after each stand-by purchase agreement is acquired.

The Funds intend to enter into stand-by purchase agreements only with dealers, banks and broker-dealers which, in the Advisor’s opinion, present minimal credit risks. A stand-by purchase agreement will not affect the valuation of the underlying municipal obligation. The actual stand-by purchase agreement will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by purchase agreement, its cost will be reflected as an unrealized loss for the period during of the agreement and will be reflected as a realized gain or loss when the purchase agreement is exercised or expires.

Stock Index Futures, Options on Stock and Bond Indices and Options on Stock and Bond Index Futures Contracts. Each of the Funds may enter into stock index futures contracts, and purchase and sell options on stock and bond indices and options on stock and bond index futures contracts as described in the applicable Prospectus. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, the Funds may purchase put options or write call options on stock and bond index futures, rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor’s 100 or indices based on an industry or market segment, such as oil and gas stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

A bond index assigns relative values of the bonds included in the index and the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

For example, if the Advisor expects general stock or bond market prices to rise, it might enter into a long stock index futures contract, or purchase a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the relevant Fund’s futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might take a short position in a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the relevant Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract or put option.

Stripped Securities. The Bond Fund may invest in U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a single future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and securities purposes. The Funds are not aware of any binding legislative, judicial or administrative authority on this issue.

Only instruments that are stripped by the issuing agency will be considered U.S. government obligations. Securities that are stripped by their holder do not qualify as U.S. government obligations.

The U.S. Treasury Department facilitates transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Certain types of stripped securities will normally be considered illiquid instruments and will be acquired subject to the limitation on illiquid investments unless the Advisor determines them to be liquid under guidelines established by the Board.

In addition, the Bond Fund may invest in stripped mortgage-backed securities (“SMBS”), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).

The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

Yields on SMBS will be extremely sensitive to the prepayment experience of the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.

The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share.

Supranational Bank Obligations. The Bond Fund may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government Obligations. Each of the Funds may purchase obligations issued or guaranteed by the U.S. government and U.S. government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of FNMA, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of FHLMC and the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. government obligations that may be acquired by the Funds include without limitation U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

U.S. Treasury securities differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less, Treasury notes have initial maturities of one to ten years and Treasury bonds generally have initial maturities greater than ten years. A portion of the U.S. Treasury securities purchased by the Funds may be “zero coupon” Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity.

A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Certain banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). (See “Stripped Securities” above).

Variable Amount Master Demand Notes. Each of the Funds may purchase variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable or Floating Rate Instruments. To the extent a Fund may invest in debt obligations, each of the Funds may invest in instruments with variable or floating interest rates. A floating rate security is a security the terms of which provide for the adjustment of its interest rate whenever a specified interest rate changes and that, at any time until the final maturity of the instrument or period remaining until the principal can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A variable rate security is a security the terms of which provide for the adjustment of its interest rate on set dates (such as the last day of a month or calendar quarter) and that, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through a demand, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund’s maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days’ notice (this demand feature is not required if the instrument is guaranteed by the U.S. government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable or floating rate securities held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

In determining average weighted portfolio maturity of a Fund, short-term variable or floating rate securities are deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “short-term” with respect to a security means that the principal amount, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less.

In determining average weighted portfolio maturity of a Fund, long-term variable or floating rate securities are deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. For purposes of this paragraph, “long-term” with respect to a security means that the principal amount of the security is scheduled to be paid in more than 397 days.

Variable or floating rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next interest rate readjustment.

When-Issued Securities, Forward Commitments, To-Be-Announced Transactions and Delayed-Delivery Transactions. Each of the Funds may purchase securities on a when-issued, forward commitment, to-be-announced (“TBA”) or delayed-delivery basis. When-issued purchases and forward commitments (known as delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (often one or two months later). These transactions permit a Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Fund agrees to purchase securities on a when-issued or forward commitment basis, a Fund will designate on its records cash or liquid assets equal to the amount of the commitment on the settlement date. Normally, a Fund will designate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to designate additional assets in order to ensure that the value of such assets remains equal to the amount of the Fund’s commitments.

If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

A when-issued or delayed delivery transaction includes a to-be-announced (“TBA”) transaction in which a seller agrees to deliver a security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the purchaser agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the purchaser and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms.

In some cases, a Fund may sell a security on a delayed delivery basis that it does not own, which may subject the Fund to additional risks generally associated with short sales. Among other things, the market price of the security may increase after the Fund enters into the delayed delivery transaction, and the Fund will suffer a loss when it purchases the security at a higher price in order to make delivery. In addition, the Fund may not always be able to purchase the security it is obligated to deliver at a particular time or at an acceptable price.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P®, Moody’s, Fitch and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a Fund, an unrated security may be rated, a rated security may cease to be rated, or a rated security’s rating may be reduced. The Board or the Advisor pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Recent instability in the financial markets has led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. MCM will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Munder Funds’ portfolio holdings information. These policies generally prohibit the Munder Funds, MCM, and any sub-advisor to the Munder Funds from disclosing any information concerning the Munder Funds’ portfolio holdings to any third party earlier than the day next following the day on which the information is publicly disclosed.

Each Fund publicly discloses a complete uncertified list of its portfolio holdings no less frequently than quarterly. A Fund generally does not disclose the list of its portfolio holdings earlier than 15 days after the end of the period to which it relates but may do so at the discretion of the Fund’s officers, and may disclose the list of its portfolio holdings more than 15 days after the end of the period to which it relates. Each Fund may also publicly disclose other information which could be derived from the Fund’s specific portfolio holdings not earlier than 15 days after the end of the applicable period. This other information may include the Fund’s top ten holdings, sector information and other identifiable holdings information. Each Fund will make its portfolio holdings information available to the general public on the Munder Funds website (www.munder.com).

Prior to the time that a Fund’s portfolio holdings information is publicly disclosed, MCM or any sub-advisors to the Munder Funds may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers. The Funds may disclose portfolio holdings information to the Funds’ primary service providers (i.e., the Funds’ advisor, sub-advisors, custodian, distributor, fund accountant, administrator, sub-administrator, independent public accountants, and external legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services for the benefit of the Funds. Portfolio holdings information will be disclosed to a service provider to the extent and as frequently as necessary to allow such service provider to perform its duties and responsibilities which may be immediate with no lag time. The service providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. The Funds’ current primary service providers are MCM, Integrity (with respect to Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund) and World (with respect to the Index 500 Fund), State Street Bank and Trust Company, Funds Distributor, LLC, BNY Mellon Investment Servicing (US) Inc., Ernst &Young LLP, Dechert LLP, and Morgan, Lewis & Bockius LLP. Other service providers who routinely receive portfolio holdings information from the Funds are Advent Software, Inc., ISS Governance Services, Compliance11 Inc., FT Interactive, Reuters, Thomsen Financial/ILX, WM Company, and RR Donnelley & Sons Company.

Other. The Funds, MCM or any sub-advisors to the Munder Funds may disclose portfolio holdings information to other individuals or entities, but only if the following conditions have been met: (1) a written request for disclosure prior to public dissemination must be submitted to and approved in writing by either the President or a Vice President of the Munder Funds and MCM’s Legal Department; (2) the President or a Vice President of the Munder Funds and MCM’s Legal Department must determine that the requested disclosure would serve a legitimate business purpose of the Funds and is in the best interests of a Fund and its shareholders; (3) the portfolio holdings information must be disclosed pursuant to the terms of a written confidentiality agreement between the recipient and a Fund, unless such disclosure is otherwise required by applicable law; and (4) none of the Munder Funds, the Munder Funds’ investment advisers, or their affiliates may receive compensation or other consideration in connection with an arrangement to make available information about the Fund’s portfolio holdings. In determining whether the requested disclosure is in the best interest of Fund shareholders, the President or Vice President of the Munder Funds, as applicable, and MCM’s Legal Department will take into consideration the likelihood that, and the extent to which, the disclosure of such information may be used in a harmful or abusive manner by the recipient. In the event of a conflict between the interests of the Munder Funds and their shareholders, on the one hand, and those of MCM, any sub-advisor to the Munder Funds, the Munder Funds’ principal underwriter, or any affiliated person of the Munder Funds, MCM, any sub-advisor to the Munder Funds or the Munder Funds’ principal underwriter, on the other hand, the conflict shall be resolved in favor of the interests of the Munder Funds and their shareholders.

The terms of any confidentiality agreement entered into will generally provide, among other things, that (1) the portfolio holding information is the confidential property of the Munder Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, (a) are authorized to have access to the portfolio holdings information and (b) are subject to confidentiality obligations, including a duty not to trade on non-public information; and (3) the recipient does not distribute the portfolio holdings or result of the analysis to third parties, other departments or person who are likely to use the information for purposes of purchasing or selling the Munder Funds prior to the day next following the public disclosure of such portfolio holdings information.

The types of individuals or entities to whom MCM, a sub-advisor, or the Funds might disclose portfolio holdings information prior to public disclosure subject to the conditions described above could include mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses. These services and departments regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In addition, an advisor or sub-advisor might disclose portfolio holding information prior to public disclosure to third-party service providers that enable the advisor or sub-advisor to access the information for the advisor or sub-advisor’s own internal evaluation and comparison purposes. This is not meant to be an exclusive list and MCM, a sub-advisor and/or the Funds may disclose portfolio holdings to other types of third parties so long as the conditions described above are satisfied.

As of September 30, 2011, the Mid-Cap Core Growth Fund and the Small-Cap Value Fund each had an ongoing arrangement to provide the following information to ING Life Insurance and Annuity Company: total net assets, beta, top ten holdings with weightings, sector and/or industry weightings and asset allocation of the Fund. Such information is as of the last day of a month and is provided to ING on the 15th day of the next month. ING uses such information in preparing information materials for its retirement programs in which the Funds are investment options. ING has agreed not to release to any third party any material which includes such data until the day after complete lists of the Funds’ holdings as of the date of the information provided to ING are made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Funds and ING, the terms of which include the terms described above. In addition, as of September 30, 2011, the Mid-Cap Core Growth Fund had an ongoing arrangement to provide a full list of portfolio holdings to Morgan Stanley Smith Barney on a weekly basis. Morgan Stanley Smith Barney uses such information to evaluate the initial and ongoing inclusion of the Fund as an investment option in certain Morgan Stanley Smith Barney personal portfolio discretionary model products. Morgan Stanley Smith Barney has agreed not to release to any third party any material which includes such data until the day after a complete list of the Fund’s holdings as of the date of the information provided to Morgan Stanley Smith Barney is made publicly available. The disclosure of this information is subject to a confidentiality agreement between the Fund and Morgan Stanley Smith Barney, the terms of which include the terms described above.

A separate account client (“Client”) of the Advisor or the sub-advisors has access to the Client’s own portfolio holdings. Some Clients have substantially similar or identical investment objectives and strategies as certain Munder Funds. Such Clients, therefore, have similar and, in certain cases, nearly identical portfolio holdings as those Funds. These Clients are not subject to the Munder Funds’ policy regarding disclosure of portfolio holdings and have access to information regarding their portfolio holdings without delay. In addition, prospective clients of the Advisor and/or the sub-advisors may be given access to representative account portfolio holdings. The disclosure of MCM and Integrity representative account portfolio holdings is subject to the Advisor’s policy on disclosure of portfolio holdings, which has similar delay periods and confidentiality requirements for prior disclosure as the policy of the Munder Funds.

Portfolio managers, analysts and other senior officers or spokespersons of MCM, any sub-advisor to the Munder Funds or the Munder Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed. MCM or a sub-advisor may periodically distribute lists of portfolio holdings held by the Munder Funds for the purpose of facilitating efficient trading of such securities and receipt of relevant research. The information on such lists shall be as of month end and will not be distributed until the day next following the public disclosure of the portfolio holdings.

The Board receives reports at its quarterly meetings concerning disclosure by the Munder Funds of portfolio holdings information. The Board, MCM or a sub-advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Munder Funds’ policies. The policies may not be waived, nor may exceptions be made without the approval of MCM’s Legal Department. All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board for approval or ratification.

RISK FACTORS AND SPECIAL CONSIDERATIONS - INDEX 500 FUND

Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The Index 500 Fund is not managed in this manner. Instead, with the aid of a computer program, World purchases and sells securities for the Index 500 Fund in an attempt to produce investment results that substantially duplicate the investment composition and performance of the S&P 500® Index, taking into account redemptions, sales of additional Index 500 Fund shares, and other adjustments as described below.

The Index 500 Fund generally expects to hold all of the stocks included in the S&P 500® Index on the basis of each stock’s weighted capitalization in such index. World does not intend to screen securities for investment by the Index 500 Fund by traditional methods of financial and market analysis; however World may remove stocks of companies which exhibit extreme financial distress or which may impair for any reason the Index 500 Fund’s ability to achieve its investment objective. If an issuer drops in ranking, or is eliminated entirely from the S&P 500® Index, World may be required to sell some or all of the common stock of such issuer then held by the Index 500 Fund. Such sales of portfolio securities may be made at times when, if World were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500® Index, the securities might not otherwise be sold. These sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if World were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, potentially materially adverse legal proceedings against an issuer, the existence or threat of defaults materially and adversely affecting an issuer’s future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500® Index.

Redemptions of a substantial number of shares of the Index 500 Fund could reduce the number of issuers represented in the Index 500 Fund’s investment portfolio, increase trading costs and/or increase hedging activities (such as the purchase or sale of options on indices or futures contracts), which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500® Index.

While the Index 500 Fund will invest primarily in the common stocks that constitute the S&P 500® Index in accordance with the relative capitalization as described above, it is possible that the Index 500 Fund will from time to time receive, as part of a “spin-off” or other corporate reorganization of an issuer included in the S&P 500® Index, securities that are themselves outside the S&P 500® Index. Such securities will be disposed of by the Index 500 Fund in due course consistent with the Fund’s investment objective.

In addition, the Index 500 Fund may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are securities that represent ownership in a SPDR Trust, unit investment trusts which are intended to provide investment results that generally correspond to the price and yield performance of an S&P® index. SPDR interest holders are paid a “Dividend Equivalent Amount” that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the index it represents.

The Index 500 Fund may also purchase put and call options on the S&P 500® Index that are traded on national securities exchanges. In addition, the Index 500 Fund may enter into transactions involving futures contracts (and futures options) on the S&P 500® Index and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500® Index. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500® Index pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500® Index at times when the Index 500 Fund is not fully invested in stocks that are included in the S&P 500® Index. For example, by purchasing a futures contract, the Index 500 Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500® Index, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion.

Similarly, because futures contracts only require a small initial margin deposit, the Index 500 Fund may be able, as an effective matter, to be fully invested in the S&P 500® Index while keeping a cash reserve to meet potential redemptions.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Index 500 Fund is the licensing of certain trademarks and trade names of S&P® and of the indexes which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Fund or the owners of the Index 500 Fund into consideration in determining, composing or calculating the indexes. S&P® is not responsible for and has not participated in the determination of the price of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P® shall have no liability for any errors, omissions, or interruptions therein. S&P® makes no warranty, express or implied, as to results to be obtained by the Index 500 Fund, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

“Standard & Poor’s®”, “S&P®” and “S&P 500®”, “S&P MidCap 400®”, “Standard & Poor’s MidCap 400”, “400”, “S&P SmallCap 600®”, “Standard & Poor’s SmallCap 600” and “600” are trademarks of McGraw-Hill Companies, Inc. and have been licensed for use by MST.

INVESTMENT POLICIES

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares (as defined under “Other Information-Shareholder Approvals”).

Each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (i) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	Shall be a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.	May not “concentrate” its investments in a particular industry (except the Fund listed below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(i)	The Growth Opportunities Fund will concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceeds 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

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MANAGEMENT OF THE FUNDS

MST is supervised by the Board, which is responsible for representing the interests of the shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities.

Trustees and Officers. Information about the Trustees and officers of the Funds including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act). As used herein, the terms “Munder Funds” and “Fund Complex” consist of 12 portfolios, each of which is a series of MST.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 64	Trustee and Chairman	Indefinite; Trustee since 2/93, Chairman since 11/04	Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (since 9/11); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).	12	NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeke Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Fieldstone Investment Corporation (11/03 to 6/07).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 65	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate company) (since 1991).	12	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 74	Trustee	Indefinite; since 11/89	Retired (since 7/09); Vice President, Macomb Community College (7/01-6/09); Dean, Macomb Community College (9/97-6/09).	12	None

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 63	Trustee	Indefinite; since 2/03	Chief Executive Officer, Business Roundtable (association of business leaders) (since 1/11); President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (10/04-1/11).	12	Delta Airlines (since 10/08); Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (4/03 to 10/08); Dow Jones & Company (financial news and information company) (5/05 to 12/07).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05).	12	Masco Corporation (manufacturer of home improvement and building products) (since 12/06); Taubman Centers, Inc. (real estate investment trust) (since 1/97).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (4/04-1/12).	12	Golden Valley Mines Ltd (mineral exploration testing company) (since 6/09); Air Canada (since 10/06); Adherex Technologies, Inc. (biopharma- ceutical company) (3/04 to 8/11); Canadian Royalties Inc. (6/09 to 3/10).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Michael T. Monahan(3) c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 73	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99).	12	CMS Energy Corporation (utility company) (since 12/02).

(1)	The Trustee may serve until his/her death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.
(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.
(3)	Mr. Monahan is an “interested person” as defined under the 1940 Act. Mr. Monahan beneficially owns stock in and receives retirement and health benefits from Comerica Incorporated (“Comerica”), which is the indirect parent company of World. Prior to December 29, 2006, Comerica was also the indirect parent company of the Advisor.

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers

James V. FitzGerald 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 52	President and Principal Executive Officer	through 2/13; since 1/10	President and Chief Operating Officer of Munder Capital Management (investment advisor) (since 1/10); Director, Munder Capital Holdings, LLC (investment advisor holding company) (since 1/10); President and Chief Operating Officer of Pierce Street Advisors, LLC (investment advisor) (since 1/10); President of Munder Capital Management (6/09 to 1/10); Managing Director, Distribution and Chief Marketing Officer of Munder Capital Management (6/07 to 6/09).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 53	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	through 2/13; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (investment advisor) (since 2/05); Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Director of Diversified Strategy Hedge Fund, Ltd. (since 1/06); Director of Munder TALF Offshore Fund Ltd. (since 5/09).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President and Principal Financial Officer	through 2/13; since 2/01	Managing Director and Chief Financial Officer of Munder Capital Management (investment advisor) (since 9/08); Managing Director, Chief Financial Officer and Treasurer of Munder Capital Holdings, LLC (investment advisor holding company) (since 9/08); Chief Administrative Officer of Pierce Street Advisors, LLC (investment advisor) (since 5/05); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Management (6/07 to 9/08); Managing Director, Chief Administrative Officer and Treasurer of Munder Capital Holdings, LLC (12/06 to 9/08).

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

David W. Rumph 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Treasurer and Principal Accounting Officer	through 2/13; since 8/08	Director, Mutual Fund Treasury Oversight of Munder Capital Management (investment advisor) (since 7/08); Manager, Mutual Fund Treasury Administration of Munder Capital Management (10/07 to 7/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (4/01 to 10/07).

Bradford E. Smith 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 40	Assistant Treasurer	through 2/13; since 5/00	Director of Operations of Munder Capital Management (investment advisor) (since 5/10); Director of Mutual Fund Operations of Munder Capital Management (investment advisor) (3/01 to 5/10).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Assistant Treasurer	through 2/13; since 8/04	Director, Accounting of Munder Capital Management (investment advisor) (since 7/08); Manager of Mutual Fund Administration of Munder Capital Management (1/08 to 07/08); Senior Mutual Fund Treasury Analyst of Munder Capital Management (10/07 to 1/08); Mutual Fund Treasury Analyst of Munder Capital Management (5/02 to 10/07).

Mary Ann C. Shumaker 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Assistant Secretary	through 2/13; since 8/99	Associate General Counsel and Assistant Secretary of Munder Capital Holdings, LLC (investment advisor holding company) (since 12/06); Assistant Secretary of Munder Capital Management (investment advisor) (since 2/05); Associate General Counsel of Munder Capital Management (since 3/98).

Amy D. Eisenbeis 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Assistant Secretary	through 2/13; since 2/05	Associate General Counsel of Munder Capital Management (investment advisor) (since 10/04).

Francine S. Hayes One Lincoln Street Boston, MA 02111 Age 44	Assistant Secretary	through 2/13; since 5/10	Vice President and Managing Counsel of State Street Bank and Trust Company (since 2004).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

Leadership Structure of the Board. As of the date of this SAI, the Board comprises seven Trustees, six of whom are Non-Interested Trustees. Both Mr. Eckert, who serves as Chairman of the Board, and Mr. Rakolta, who serves as Vice Chairman, are Non-Interested Trustees. The Board holds four regularly scheduled meetings per year and, when appropriate, holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. The Chairman of the Board has additional responsibilities, including, among other things, regularly communicating and meeting between Board meetings on fund-related matters with other Board members, the Funds’ Chief Compliance Officer, counsel to the Non-Interested Trustees, and representatives of the Funds’ service providers. The Vice Chairman assists the Chairman with these additional responsibilities and acts in the Chairman’s stead when he is unavailable.

The Board has general oversight responsibility with respect to the business and affairs of the Funds. The Board has engaged the Advisor to manage and administer the Funds and is responsible for overseeing the Advisor and other service providers to MST and the Funds. The Board monitors the level and quality of all services provided to the Funds, including those of third-party service providers. The Board annually evaluates the services received under service provider contracts to determine whether to continue existing contracts or negotiate new contracts. The Board is responsible for overseeing that processes are in place to monitor compliance with applicable rules, regulations and investment policies and to address possible conflicts of interest. The Board has established three committees to assist it in performing its oversight responsibilities.

The Funds are subject to various risks, including investment risk, compliance risk and valuation risk. The Board oversees management of these risks directly and through its committees. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, the Advisor and other service providers, the Board monitors and tracks risk by (i) reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (ii) reviewing and approving, as applicable, the compliance policies and procedures of MST, including the valuation policies and transaction procedures; (iii) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (iv) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (v) reviewing reports of and meeting with the independent registered public accounting firm to MST regarding the Funds’ financial condition and internal controls; (vi) having the Chief Compliance Officer of the Funds test the compliance procedures of MST and all service providers; (vii) reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the compliance policies and procedures of MST and the effectiveness of their implementation; and (viii) meeting with the Chief Compliance Officer privately on a quarterly basis. The Board has concluded that its general oversight of the Advisor and other services providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Qualifications of the Trustees. MST seeks as Trustees individuals of distinction and experience in business, finance, government service or academia. Each Trustee currently serving on the Board was nominated based on his or her particular experience, qualification, attributes and skills. The characteristics that have led the Board to conclude that each Trustee should continue to serve on the Board are discussed below:

Thomas D. Eckert, Chairman – Mr. Eckert is the President and Chief Executive Officer of Capital Automotive Real Estate Services, Inc., a real estate investment operating company specializing in retail automotive properties. Mr. Eckert’s strategic planning, organizational and leadership skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

John Rakolta, Jr., Vice Chairman – Mr. Rakolta is the Chairman and Chief Executive Officer of Walbridge Aldinger Company. Like Mr. Eckert, Mr. Rakolta’s business experience imbues him with strategic planning, organizational and leadership skills that help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures. Mr. Rakolta also qualifies as an audit committee financial expert.

Joseph E. Champagne – As a former university president with involvement in the business community, Dr. Champagne’s leadership experience assists the Board in its service provider oversight responsibilities.

John Engler – The Hon. Mr. Engler is the former governor of the State of Michigan and currently serves as the Chief Executive Officer of the Business Roundtable. His experience in public policy provides the Board with insight into the regulatory requirements to which the fund industry is subject.

Lisa A. Payne – Ms. Payne’s significant financial experience gained through her service as a chief financial officer of a publicly held company and a senior executive with a Wall Street investment bank helps the Board to analyze financial reports, evaluate investment performance of portfolio management, and determine the strategic direction of the Funds.

Arthur T. Porter – Dr. Porter most recently served as the Executive Director of the McGill University Health Centre. Before that he was the President and Chief Executive Officer of the Detroit Medical Center and Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine. His leadership skills and financial and organizational experience derived from leading complex organizations help the Board oversee and evaluate the performance of the Funds’ service providers. Dr. Porter also qualifies as an audit committee financial expert.

Michael T. Monahan – Mr. Monahan is an Interested Trustee. Before retiring in 1999, Mr. Monahan was President of Comerica Incorporated, a regional bank holding company and prior majority owner of the Advisor, where he developed extensive strategic planning, financial analysis, and leadership skills that help the Board evaluate investment performance and strategies as well as vendor relationships.

        Standing Committees of the Board. The Board of Trustees has a standing Audit Committee consisting, as of the date of this SAI, of Mr. Rakolta (Chairman of the Committee), Dr. Porter and Ms. Payne. All are members of the Board and are currently not “interested” persons (as defined in the 1940 Act) of the Funds. The Board has adopted a written charter for the Audit Committee. The principal function of the Audit Committee is to oversee the accounting, auditing and financial reporting processes of the Funds. The Audit Committee is responsible for, among other things, (1) recommending, engaging and terminating the Funds’ independent registered public accounting firm (subject to ratification by the Board or shareholders, if required), (2) pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates, (3) reviewing with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds, (4) receiving and considering a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection, (5) considering all critical accounting policies and practices to be used by the Funds and any proposed alternative treatments thereof, and (6) investigating any improprieties or suspected improprieties in the operations of the Funds. The Audit Committee met three times during the last fiscal year of the Funds.

The Board of Trustees has a Board Process and Governance Committee. The Board Process and Governance Committee presently consists of Dr. Champagne (Chairman of the Committee), The Hon. Mr. Engler, Mr. Monahan and Dr. Porter. The function of the Board Process and Governance Committee is to review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with Fund management to review reports and other information concerning the status of the Funds’ operations, procedures and processes. The Board Process and Governance Committee met four times during the last fiscal year of the Funds.

The Board of Trustees has a Nominating Committee. The Nominating Committee consists, as of the date of this SAI, of Mr. Rakolta (Chairman of the Committee), Dr. Champagne, Mr. Eckert and The Hon. Mr. Engler. In the event of any vacancies on or additions to the Board, the Nominating Committee is responsible for (i) identifying and evaluating potential candidates to fill any such vacancy on the Board; (ii) selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and (iii) recommending to the Board a nominee to fill any vacancy on the Board. The Nominating Committee may seek suggestions for potential nominees to fill positions on the Board as Non-Interested Trustees from any party it deems appropriate. For potential nominees to fill positions on the Board as Interested Trustees, the Nominating Committee will consider the views and recommendations of the Advisor. The Nominating Committee did not meet during the last fiscal year of the Funds.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of a Non-Interested Trustee on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

1. The nominee must satisfy certain qualifications described below and in the applicable Fund’s organizational documents, including qualification as a possible Non-Interested Trustee.

2. The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

3. Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

4. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

5. The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

6. The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

7. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the applicable Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Trustee election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

2. The nominating shareholder or shareholder group must also submit a certification that provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least 2 years.

3. Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Nominating Committee. This submission should be provided no later than the first calendar quarter of the current year and must include: (a) the shareholder’s contact information; (b) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee; (c) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (d) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund’s proxy statement, if so designated by the Nominating Committee and the Fund’s Board.

To qualify as a nominee for the Board, individuals, at the time of nomination, should: (i) have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders; (ii) have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant; (iii) have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security; (iv) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (v) not cause the Funds, as determined by the Nominating Committee in consultation with counsel to the Non-Interested Trustees, to be in violation of or not in compliance with: (a) any applicable law, regulation or regulatory interpretation, (b) the applicable Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the mandatory retirement age of any Trustee or the percentage of Board that must be constituted of Non-Interested Trustees.

Management Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2011.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Non-Interested Trustees
Joseph E. Champagne		$50,001 - $100,000
Growth Opportunities Fund	$50,001 - $100,000

Thomas D. Eckert	None	None*

John Engler		Over $100,000
Bond Fund	$50,001 - $100,000
Index 500 Fund	$10,001 - $50,000
Growth Opportunities Fund	$10,001 - $50,000
International Equity Fund	$10,001 - $50,000
International Fund – Core Equity	$10,001 - $50,000
Large-Cap Value Fund	$50,001 - $100,000
Micro-Cap Equity Fund	$10,001 - $50,000
Mid-Cap Core Growth Fund	Over $100,000
Small-Cap Value Fund	$10,001 - $50,000

Lisa A. Payne	None	None*

Arthur T. Porter		$10,001 - $50,000*
Index 500 Fund	$10,001 - $50,000
Micro-Cap Equity Fund	$10,001 - $50,000

John Rakolta, Jr.		$50,001 - $100,000
Growth Opportunities Fund	$50,001 - $100,000

Interested Trustee
Michael T. Monahan		Over $100,000
Growth Opportunities Fund	$10,001 - $50,000
Micro-Cap Equity Fund	Over $100,000
Small-Cap Value Fund	Over $100,000

*	Mr. Eckert, Ms. Payne and Dr. Porter have participated in the Fund’s deferred compensation plan, through which some or all of their respective compensation as Trustees is valued as if it were invested in shares of the Munder Funds (as described below).

As of May 18, 2012, no officer, director or employee of the Advisor, Integrity, World, the Custodian, the Distributor, the Administrator, the Sub-Administrator or the Transfer Agent, as defined below, currently receives any compensation from MST. As of May 18, 2012, the Trustees and officers of the Funds, as a group, owned less than 1% of outstanding shares of each class of each Fund except that they collectively owned 1.30% of the Class Y shares of the Growth Opportunities Fund, 1.53% of the Class Y shares of the International Fund – Core Equity, 1.89% of the Class Y shares of the Large-Cap Value Fund, and 2.41% of the Class Y shares of the Micro-Cap Equity Fund.

The initial sales charge on Class A shares of the Funds is waived for full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers (including without limitation the Custodian, Distributor, Sub-Administrator, Transfer Agent and Legal Counsel, and with respect to Funds that have a sub-advisor, that Fund’s sub-advisor), and immediate family members of the foregoing persons. Investment minimums for Class Y shares do not apply to investments made by current and retired Trustees of the Munder Funds and their immediate family members, or current and retired directors and employees of Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members.

Compensation. Each Trustee of MST is paid quarterly an aggregate fee consisting of a $96,000 annual retainer ($132,000 for the Chairman) for services provided as a Trustee, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who is Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $6,000 for such service. For services rendered prior to January 1, 2011, each Trustee was paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Trustee of MST and MST II, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Trustee who was Chairman of a Committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also received an annual retainer of $6,000 for such service.

The Board has adopted a deferred compensation plan (“Deferred Compensation Plan”) pursuant to which each Trustee who receives compensation from the Funds of MST may defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Each Trustee must make his deferral elections prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred are valued as if they are invested in one or more mutual funds, which include the Funds, selected by the deferring Trustee. Amounts deferred, however, are not actually invested in shares of any fund, and the obligations of MST to make payments under the Deferred Compensation Plan are unsecured general obligations of the Funds of MST, payable out of the general assets and property of such Funds. A Trustee may elect to have the amounts earned under the Deferred Compensation Plan distributed (1) on a specified date, (2) upon termination of Board service, or (3) the earlier of choice (1) or (2). Payment of amounts earned under the Deferred Compensation Plan may be made in a lump sum or in annual installments over the number of years specified by the Trustee (up to 10 years). If a Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.

The following table summarizes the compensation, including committee fees, paid to the Trustees of MST or MST II for the twelve-month period ended June 30, 2011.

Compensation Table

Name and Position of Trustee	Aggregate Compensation from MST (1)	Aggregate Compensation from MST II (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)
John Rakolta, Jr.	$88,500	$4,500	None	None	$93,000
Joseph E. Champagne	$88,500	$4,500	None	None	$93,000
Thomas D. Eckert	$117,000	$6,000	None	None	$123,000
John Engler	$82,800	$4,200	None	None	$87,000
Michael T. Monahan	$82,800	$4,200	None	None	$87,000
Lisa A. Payne	$82,800	$4,200	None	None	$87,000
Arthur T. Porter	$82,800	$4,200	None	None	$87,000

(1)	During the fiscal year ended June 30, 2011, there were two investment companies in the Fund Complex (MST and MST II) and 12 to 15 funds in the Fund Complex. Amounts provided for the Fund Complex for the period include those paid to each Trustee by MST and MST II. On April 8, 2011, the only series of MST II was merged into a series of MST and MST II no longer compensated its Trustees as of that date. For the fiscal year ended June 30, 2011, Mr. Eckert deferred a portion of his compensation pursuant to the Deferred Compensation Plan described above. As of June 30, 2011, the total value of the compensation from the Fund Complex deferred by the Trustees for all prior periods was $1,847,028 for Mr. Eckert, $421,513 for Ms. Payne and $108,193 for Dr. Porter.

Material Relationships of the Non-Interested Trustees. For the purposes of the statements below, the immediate family members of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person; a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which the Advisor or any of its affiliates acts as investment adviser.

As of December 31, 2011, none of the Non-Interested Trustees, nor any members of their immediate families, beneficially owned any securities issued by the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years of 2010 and 2011, none of the Non-Interested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor or any other entity in a control relationship to the Advisor.

During the calendar years 2010 and 2011, none of the Non-Interested Trustees, nor any members of their immediate families, except for Mr. Rakolta and Ms. Payne, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund-Related Party”): (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) an advisor to the Funds; (vi) any affiliate of an advisor of the Funds; or (vii) an officer of any such affiliate.

Ms. Payne is Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (“Taubman”), a publicly-held real estate investment trust specializing in developing and operating regional shopping centers. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company (“Walbridge”), a privately-owned construction/real estate company. During the 2010 and 2011 calendar years, Comerica Bank, a wholly owned subsidiary of Comerica Incorporated, which was the indirect parent company of the Advisor until December 29, 2006, and which is the indirect parent company of World, was one of several commercial banks and lending facilities with which Taubman had secured lines of credit, Taubman had construction loans and mortgage loans, and Walbridge had an unsecured line of credit. In all cases, the arrangements with Comerica Bank were subject to standard agreements that were negotiated at arms’ length, subject to customary terms, conditions and interest rates.

None of the Funds’ Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer was elected to serve in such capacity. During the calendar years 2010 and 2011, none of the Non-Interested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting service.

During the calendar years 2010 and 2011, none of the Non-Interested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of: (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) the Advisor, or (vi) any other entity in a control relationship to the Funds.

Proxy Voting Policies. The Board has delegated to the Advisor proxy voting authority with respect to the Funds, except the Index 500 Fund, Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund, and directed that the Advisor implement proxy voting policies and procedures (“Advisor’s Proxy Procedures”) in exercising that authority. The Board has delegated to World proxy voting authority with respect to the Index 500 Fund and directed that World implement proxy voting policies and procedures (“World’s Proxy Procedures”) in exercising that authority. The Board has delegated to Integrity proxy voting authority with respect to the to Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund. Integrity will vote proxies in a manner consistent with the Advisor’s Proxy Procedures.

Advisor’s Proxy Procedures: Set forth below are the Advisor’s policies on voting shares owned by the Funds, except for the Index 500 Fund. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Funds considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained ISS Governance Services (“ISS”), a subsidiary of MSCI, Inc., to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Funds.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value. For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Funds.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Funds, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Funds and to identify any actual or potential conflicts between the interests of the Advisor and those of the Funds. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which the Advisor has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. With respect to the Funds, if the Advisor receives instructions from the Board Process and Governance Committee, the Advisor will vote the Funds’ shares in accordance with such instructions. If no instructions are received from the Funds and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, the Advisor will vote the shares in accordance with ISS’s recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. and procedures approved by the Board, the Funds will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Funds, the Advisor and certain affiliates in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

World’s Proxy Procedures: Set forth below are World’s policies on voting shares owned by the Index 500 Fund effective as of July 1, 2011. These policies may be revised from time to time with the approval of the Board.

World has adopted and implemented World’s Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that World votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of its clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

World has retained Glass Lewis & Co. (“Glass Lewis”) to review proxies received for client accounts and recommend how to vote them. Glass Lewis has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. World has also retained Glass Lewis to provide its voting agent service. As such, Glass Lewis is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review Glass Lewis’ “U.S. Proxy Paper Guidelines” to confirm that they are consistent in all material respects with World’s Proxy Procedures. The Proxy Committee meets as needed to administer World’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least quarterly, the Proxy Committee reviews selected recommendations made by Glass Lewis to further the goal of voting proxies in a manner consistent with the best interest of World’s clients.

Absent a client directive to vote a proposal a certain way or a determination to override Glass Lewis’ recommendation, client proxies will be voted in accordance with applicable Glass Lewis guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. In certain instances, Glass Lewis & Co. may not provide a recommendation because World will need to review the issue and make a determination. In other cases, World may need to provide Glass Lewis & Co information in order to vote the proxy.

World will generally vote proxies consistent with Glass Lewis’ recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing Glass Lewis’ advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of Glass Lewis’ advice and recommendations. World has determined that the costs of reviewing Glass Lewis’ advice and recommendations with respect to a particular security outweigh the potential benefits to clients from World’s review of Glass Lewis’ advice and recommendations, unless: (1) Glass Lewis’ recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and (2) client holdings are meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if all client accounts with respect to which World holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. In cases where World has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing Glass Lewis’ recommendations with respect to a particular security outweigh the potential benefits to clients from World’s review of Glass Lewis’ advice and recommendations, World may “Abstain” or “Withhold” on that issue. In instances where World separately reviews Glass Lewis’ recommendation, World may vote differently from Glass Lewis’ recommendation, if, based upon the criteria described above, World determines that such vote is in its clients’ best interests. From time to time World may disagree with Glass Lewis’ recommendation on how to vote proxies for one or more resolutions. However, because World may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the Glass Lewis recommendation with respect to a particular matter must be submitted to the Proxy Committee and World’s compliance department (“Compliance Department”) for independent review. Such a request will be accompanied by a written description of the conflict. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of World’s clients. If the Proxy Committee approves the request, it is then submitted to the Compliance Department to review any actual or potential conflicts between the interests of World and those of its clients. The Compliance Department must approve a request before it is implemented. The Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which World has voting discretion, the Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent World receives instructions from any client, World will vote such client’s shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, World will vote the shares in accordance with Glass Lewis’ recommendation.

Every decision to vote on a resolution in a proxy solicited by a company held by a Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Proxy Voting Records: The Funds file with the SEC their proxy voting record for each 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the SEC’s website at www.sec.gov.

Trustee Liability – Munder Series Trust. The Declaration of Trust of MST provides that all persons having any claim against MST or its Trustees shall look solely to the MST trust property for payment; that no Trustee of MST shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of MST; and that no Trustee of MST shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her duties as a trustee. With the exception stated, the Declaration of Trust of MST provides that a Trustee of MST is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he/she may be involved or with which he/she may be threatened by reason of being or having been a Trustee of MST, and that the Trust of MST will indemnify officers, representatives and employees of MST to the same extent that Trustees of MST are entitled to indemnification.

INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Investment Advisor and Sub-Advisor. The investment advisor of each Fund is Munder Capital Management, a Delaware general partnership. The partners of MCM are Munder Capital Holdings, LLC, which owns approximately 99.5% of MCM, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of MCM. As of September 30, 2011, employees of MCM and Integrity held LLC units representing 28.4% of the firm’s value. Crestview Partners GP, L.P. and its affiliates held LLC units representing 59.4% of the firm’s value while other minority-interest investors held LLC units totaling 12.2% of the firm’s value.

The Advisor serves as the investment advisor to each of the Funds pursuant to a Combined Advisory Agreement dated December 29, 2006, as amended (“Combined Advisory Agreement”). Under the terms of the Combined Advisory Agreement, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. Unless delegated to a sub-advisor as permitted under the Combined Advisory Agreement, the Advisor has the responsibility for making decisions to buy, sell or hold a particular security for each Fund, subject to review by the Board.

The Advisor has retained World to serve as sub-advisor to the Index 500 Fund pursuant to the terms of a Sub-Advisory Agreement dated December 29, 2006, as amended (“World Sub-Advisory Agreement”). World is an indirect subsidiary of Comerica. Prior to December 29, 2006, MCM was an indirect subsidiary of Comerica and World was a division of MCM’s predecessor. Subject to the general supervision and oversight of the Advisor and the Board, World is responsible for the management of the Index 500 Fund’s portfolio, including decisions regarding purchases and sales of portfolio securities by the Index 500 Fund. World is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

The Advisor has retained Integrity to serve as sub-advisor to Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund pursuant to the terms of a Sub-Advisory Agreement dated March 1, 2011 as amended June 1, 2011 (“Integrity Sub-Advisory Agreement”). Integrity is a wholly owned subsidiary of MCM. Subject to the general supervision and oversight of the Advisor and the Board, Integrity is responsible for the management of each of the Micro-Cap Equity, Mid-Cap Value, Small-Cap Value and Small/Mid-Cap Value Funds’ portfolios, including decisions regarding purchases and sales of portfolio securities by these Funds. Integrity is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of related brokerage commissions.

Unless sooner terminated, the Combined Advisory Agreement and the World Sub-Advisory Agreement each will continue in effect until June 30, 2012, and for successive one-year periods thereafter, provided that each such continuance is specifically approved annually by (a) the vote of a majority of the Trustees who are not parties to the Combined Advisory Agreement or World Sub-Advisory Agreement or “interested persons” of the Funds (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The Integrity Sub-Advisory Agreement will continue in effect until June 30, 2013, and for successive one-year periods thereafter, provided that such continuance is specifically approved annually by (a) the vote of a majority of the Trustees who are not parties to the Integrity Sub-Advisory Agreement or “interested persons” of the Funds (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. Each of the Combined Advisory Agreement, Integrity Sub-Advisory Agreement and the World Sub-Advisory Agreement is terminable with respect to each applicable Fund or Funds by a vote of the Board, or by the holders of a majority of the outstanding voting securities of the affected Fund, at any time without penalty, upon 60 days’ written notice to the Advisor, Integrity or World, as applicable. The Advisor, Integrity or World may also terminate its advisory relationship with respect to a Fund without penalty upon 90 days’ written notice to the Fund. The Combined Advisory Agreement, the Integrity Sub-Advisory Agreement and the World Sub-Advisory Agreement each terminates automatically in the event of its assignment (as defined in the 1940 Act). The Integrity Sub-Advisory Agreement and the World Sub-Advisory Agreement also terminate automatically in the event that the Combined Advisory Agreement terminates.

For the advisory services provided and expenses assumed by it under the Combined Advisory Agreement, the Advisor has agreed to an annual fee from the Funds computed daily and paid daily. The rate of compensation for each Fund is set forth below.

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)
Bond Fund	0.40%

Growth Opportunities Fund*	0.75% of the first $1 billion of average daily net assets; 0.725% of the next $1 billion; and 0.70% of average daily net assets in excess of $2 billion

Index 500 Fund	0.20% of the first $250 million of average daily net assets; 0.12% of the next $250 million; and 0.07% of average daily net assets in excess of $500 million

International Equity Fund	0.75%

International Fund–Core Equity	0.80% of the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion

Name of Fund	Annual Fees (as a Percentage of Daily Net Assets)

International Small-Cap Fund	0.95% of the first $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $1 billion

Large-Cap Value Fund	0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

Micro-Cap Equity Fund	1.00%

Mid-Cap Core Growth Fund	0.75% of the first $6 billion of average daily net assets, 0.70% of the next $2 billion, and 0.65% of average daily net assets in excess of $8 billion

Mid-Cap Value Fund	0.75% of the first $500 million of average daily net assets; and 0.70% of average daily net assets in excess of $500 million

Small-Cap Value Fund**	0.90% of the first $300 million in average daily net assets; and 0.85% of average daily net assets in excess of $300 million

Small/Mid-Cap Value Fund	0.90% of the first $300 million of average daily net assets; and 0.85% of average daily net assets in excess of $300 million

*	Prior to January 1, 2010, the advisory fee for the Growth Opportunities Fund, which was then known as the Munder Internet Fund, was 1.00% of the first $1 billion of average daily net assets; and 0.85% of average daily net assets in excess of $1 billion. Prior to October 31, 2010 the advisory fee for the Growth Opportunities Fund was 1.00% of the first $500 million of average daily net assets; 0.85% of average daily net assets of the next $500 million and 0.80% of average daily net assets in excess of $1 billion. Prior to March 1, 2011, the advisory fee for the Growth Opportunities Fund was 0.85% of the first $1.0 billion of average daily net assets; 0.80% of average daily net assets in excess of $1 billion.
**	Prior to May 14, 2011 the Veracity Fund’s advisor was entitled to receive from the Veracity Fund (as defined below) a fee, computed daily at the annual rate of 1.00% of the value of its average daily net assets.

The Advisor has contractually agreed to waive a portion of the fees payable under the Combined Advisory Agreement for the International Small-Cap Fund through May 31, 2013, so that the International Small-Cap Fund will pay the Advisor for its advisory services a fee at an annual rate of 0.90% on all assets through May 31, 2013.

In addition, the Advisor has contractually agreed for the Bond Fund, the International Fund – Core Equity, the International Small-Cap Fund, the Large-Cap Value Fund, the Mid-Cap Value Fund, the Small-Cap Value Fund and the Small/Mid-Cap Value Fund to pay Fund expenses and/or waive fees payable under the Combined Advisory Agreement and/or the Administration Agreement in amounts sufficient to maintain the Expense Limit specified below for each class of shares of each of the Funds listed. The “Expense Limit” with respect to any class of any such Fund is the ratio of ordinary annual class operating expenses to average net assets of the class. Ordinary annual class operating expenses exclude taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and “Acquired Fund Fees and Expenses”. The Advisor has contractually agreed to pay expenses and/or waive fees through October 31, 2012 for all classes of the Bond Fund, International Fund – Core Equity, International Small-Cap Fund, Mid-Cap Value Fund, Small-Cap Value Fund, and Small/Mid-Cap Value Funds, except as follows. The Advisor has contractually agreed to pay expenses and/or waive fees through May 31, 2013 for Class R6 of the International Small-Cap Fund and the Small-Cap Value Fund and all classes of the Large-Cap Value Fund.

Bond Fund
Class A	0.65%
Class B	1.40%
Class C	1.40%
Class K	0.65%
Class Y	0.40%

International Small-Cap Fund
Class A	1.71%
Class C	2.46%
Class R6	1.46%
Class Y	1.46%
Class I	1.20%

International Fund-Core Equity
Class A	1.47%
Class C	2.22%
Class Y	1.22%
Class I	0.96%

Large-Cap Value Fund
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class K	1.50%
Class R	1.75%
Class Y	1.25%

Small-Cap Value Fund
Class A	1.50%
Class B	2.25%
Class C	2.25%
Class K	1.50%
Class R	1.75%
Class R6	1.25%
Class Y	1.25%

Mid-Cap Value Fund
Class A	1.50%
Class Y	1.25%
Small/Mid-Cap Value Fund
Class A	1.50%
Class Y	1.25%

Under the Integrity Sub-Advisory Agreement, the Advisor, and not the Funds, will pay Integrity the following sub-advisory fees:

•	Micro-Cap Equity Fund – 0.60% of average daily net assets

•	Mid-Cap Value Fund – 0.50% of average daily net assets

•	Small-Cap Value Fund – 0.60% of average daily net assets

•	Small/Mid-Cap Value Fund – 0.60% of average daily net assets

Amounts payable to Integrity will be calculated and accrued daily and paid monthly.

Under the World Sub-Advisory Agreement, the Advisor, and not the Index 500 Fund, will pay World the following sub-advisory fee:

•	0.12% of the first $10 million of average daily net assets;

•	0.10% of the next $40 million;

•	0.08% of the next $50 million;

•	0.04% of the next $100 million; and

•	0.02% of average daily net assets in excess of $200 million.

Amounts payable to World will be calculated and accrued daily and paid monthly.

The advisory fees for each of the Funds for the last three fiscal years are set forth below. No amounts are shown for the Mid-Cap Value Fund and Small/Mid-Cap Value Fund because neither Fund was in operation during the periods shown.

	Fiscal year ended June 30, 2009		Fiscal year ended June 30, 2010		Fiscal year ended June 30, 2011
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Bond Fund	$1,004,383	—	$702,169	—	$597,603	—
Growth Opportunities Fund	$2,675,221	—	$3,371,641	—	$3,530,666	—
Index 500 Fund	$645,999	—	$596,796	—	$557,576	—
International Equity Fund	$1,079,945	—	$672,097	—	$559,960	—
International Fund-Core Equity	$558,640	—	$402,581	—	$260,952	—
International Small-Cap Fund	$1,203,021	—	$1,473,653	—	$2,497,622	—
Large-Cap Value Fund	$590,880	—	$564,086	—	$520,263	—
Micro-Cap Equity Fund	$1,195,854	—	$1,036,500	—	$937,963	—
Mid-Cap Core Growth Fund	$26,061,701	—	$29,183,778	—	$33,220,565	—

During the fiscal year ended June 30, 2009, the Advisor reimbursed the Bond Fund $873,804, International Fund-Core Equity $341,221, and International Small-Cap Fund $554,068. During the fiscal year ended June 30, 2010, the Adviser reimbursed the Bond Fund $686,108, International Fund-Core Equity $226,668, and International Small-Cap Fund $363,953. During the fiscal year ended June 30, 2011, the Advisor reimbursed the Bond Fund $694,460, International Fund-Core Equity $392,776 and International Small-Cap Fund $454,688.

On May 13, 2011, the Munder Small-Cap Value Fund acquired the assets and liabilities of the Veracity Small Cap Value Fund (“Veracity Fund”) (“Reorganization”) and the merged Fund was renamed the Munder Veracity Small-Cap Value Fund. The Veracity Fund was the accounting survivor of the Reorganization and the Veracity Fund’s financial history is been adopted by the Munder Veracity Small-Cap Value Fund. As a result, the financial history for the periods prior to May 14, 2011 is that of the Veracity Fund. The information contained in this SAI relating to the Small-Cap Value Fund for periods prior to March 1, 2011 is based on historical financial statements of the Veracity Fund. The advisory fees shown for periods prior to May 14, 2011 were paid to the Veracity Fund’s advisor.

	Fiscal year ended February 28, 2009		Fiscal year ended February 28, 2010		Fiscal year ended February 28, 2011		Period ended June 30, 2011
	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived	Advisory Fees Received	Advisory Fees Waived
Small-Cap Value Fund	$1,199,795	—	$1,195,605	—	$1,754,719	—	$835,203	—

For the fiscal years ended February 28, 2009, 2010 and 2011, the Veracity Fund’s advisor reimbursed the Veracity Fund $67,153, $56,097, and $1,282, respectively. During the period ended June 30, 2011, the Advisor and the Veracity Fund’s advisor collectively reimbursed the Veracity Fund and the Munder Veracity Small-Cap Value Fund $81,891.

Portfolio Management Teams. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of June 30, 2011:

	Pooled Investment Vehicle Accounts		Registered Investment Company Accounts		Other Accounts				Total Assets Managed (In Millions)(1)
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)		Number of Accounts
Daniel G. Bandi*	451.3	6	738.2	7	2,162.8		100		3,352.4
Peter Carpenter	2.6	1	23.7	1	851.7		18		878.0
Peter Collins	2.6	1	69.0	1	850.2		7		921.8
Robert Crosby*	39.2	1	4,639.0	1	2,056.2	*****	74	*****	6,734.8	*****
Daniel J. DeMonica**	451.3	6	738.2	7	2,162.8		100		3,352.4
Tony Dong	35.8	1	4,891.2	2	2,113.7	*****	82	*****	7,040.7	*****
John Evers	2.6	1	302.4	1	851.1		14		1156.1
Adam I. Friedman**	451.3	6	738.2	7	2,162.8		100		3,352.4

	Pooled Investment Vehicle Accounts		Registered Investment Company Accounts		Other Accounts		Total Assets Managed (In Millions)(1)
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts
Joe A. Gilbert***	835.8	9	0	0	2,221.5	100	3,057.3
Edward Goard	0	0	137.6	1	1,029.7	56	1,167.3
Madan Gopal	35.8	1	4,887.4	1	2,025.7	73	6,948.9
Michael Gura	0	0	536.8	2	77.5	38	614.3
Gavin Hayman	35.8	1	4,887.4	1	2,025.8	74	6,949.0
David Jones****	9,560.9	60	418.7	2	0	1	9,979.6
Brian Kozeliski	0	0	106.0	7	39.3	15	145.3
Mark Lebovitz	0	0	536.8	2	78.9	27	615.7
Eric Lessnau****	9,560.9	60	418.7	2	0	1	9,979.6
Daniel LeVan	2.6	1	302.4	1	854.6	21	1,159.6
Brian Matuszak	35.8	1	4,887.4	1	2,001.7	82	6,924.9
Mirsat Nikovic***	835.8	9	0	0	2,220.9	103	3,056.7
George Sanders	35.8	1	4,887.4	1	2,025.5	70	6,948.7
Kenneth Smith	0	0	545.0	4	79.9	31	624.9
Jeffrey Sullivan	2.6	1	3.8	1	850.8	16	857.2
J. Bryan Tinsley***	835.8	9	0	0	2,221.6	101	3,057.4
Geoffrey Wilson	35.8	1	4,887.4	1	2,048.7	92	6,971.9

(1)	If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.
*	Information is as of April 30, 2012.
**	Information is as of April 30, 2012. One registered investment company account with assets of $22.8 million is managed in the indivudual’s capacity as an employee of MCM. All other assets are managed in the individual’s capacity as an employee of Integrity.
***	Assets are managed in the individual’s capacity as an employee of Integrity.
****	Assets are managed in the individual’s capacity as an employee of World.
*****	Includes accounts with a performance based fee.

Portfolio Management Conflicts of Interest. As indicated in the table above, personnel, including portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), of MCM, Integrity or World (in this section, MCM, Integrity and World are each referred to as a “Fund Advisor” and collectively referred to as the “Fund Advisors”) may be part of portfolio management teams serving numerous accounts for multiple clients of a Fund Advisor. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio management teams may provide services for clients of both a Fund Advisor and its affiliates simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Fund Advisors: A Fund Advisor and/or its affiliates, if any, may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to a Fund Advisor and/or its affiliates than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with a Fund Advisor and/or its affiliates). A Fund Advisor and/or its affiliates may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for a Fund Advisor and/or its affiliates than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds’ trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by a Fund Advisor and/or its affiliates take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or a Fund Advisor, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although the MCM and Integrity do not track the time or attention each portfolio manager devotes to his or her advisory accounts, MCM does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

•

Potential Conflicts Relating to Accounts Managed by World: Although they are less likely to arise in the context of passively managed accounts such as those managed by World, including the Index 500 Fund, than they are in the context of actively managed accounts, the appearance of conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. A portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. Also, the time and attention devoted to a single account by a portfolio manger will vary across accounts. In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Each of the Funds and the Fund Advisors have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. MCM also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that MCM, Integrity and their portfolio management teams may face. In addition, each of the Funds and the Fund Advisors have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of the Funds, MCM, Integrity or World, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of MCM periodically review the performance of all MCM portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Funds, MCM, Integrity or World will achieve their intended result.

Portfolio Management Team Compensation.

Munder Capital Management: The compensation package for all members of the Advisor’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual cash bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation based on pre-determined formulas. The Advisor also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan that includes an employer contribution.

Members of the Advisor’s portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team that does not have a bonus formula are influenced by the performance of the accounts managed by the team relative to peers and benchmarks, the amount of assets managed by the team, and the profitability of the firm. MCM may also consider other factors, including qualitative elements such as leadership, team interaction and results, marketing efforts, and overall contribution to the firm’s success. Target bonuses for portfolio managers without formula-based compensation agreements typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and as high as 300% or more of base salary. With respect to each account managed by the portfolio manager, gross performance is measured relative to that account’s benchmark index for the most recent one-year, three-year and five-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for each Fund, which may include modified versions of the index and/or blends of multiple indexes, are as follows:

Bond Fund	Barclays Capital U.S. Aggregate Bond Index
Growth Opportunities Fund	Russell 1000 Growth Index, S&P 500 Index
International Equity Fund	MSCI EAFE Index
International Fund-Core Equity	MSCI ACWI Index ex U.S.
International Small-Cap Fund	S&P Developed Ex-U.S. SmallCap Index
Large-Cap Value Fund	Russell 1000 Value Index
Micro-Cap Equity Fund	Russell Microcap Index, Wilshire Micro Cap Index, Russell 2000 Index
Mid-Cap Core Growth Fund	Russell Midcap Index, Russell Midcap Growth Index
Mid-Cap Value Fund	Russell Midcap Value Index

Certain senior portfolio managers and their teams are eligible to receive variable bonus compensation based on formulas relating to the revenues received by MCM for all accounts under their management, including any Munder Funds. In certain instances, such compensation is conditioned upon a minimum asset level in the investment strategy. Such formulas also take into account the investment performance of the accounts managed by such portfolio managers pursuant to a specific investment strategy, i.e., their bonuses increase if the performance of the related Munder Funds or investment strategy composites exceeds the performance of the related indices on a compound annual basis over a stated period.

Key members of the portfolio management teams are eligible for long-term incentives in the form of ownership units of Munder Capital Holdings, LLC, the majority partner of MCM. More recent equity grants typically do not have vesting provisions. The unit grants provide incentive to retain key personnel and serve to align employee interests with those of MCM directly, and, indirectly, the accounts managed by MCM.

Integrity Asset Management, LLC: Each of the portfolio managers employed by Integrity receives an industry competitive base salary. In addition, each of the portfolio managers is eligible for bonus compensation from an Integrity team bonus pool, which is based on a formula relating to the revenues received for all accounts under their management, including any Munder Funds.

World Asset Management, Inc.: Members of the portfolio management teams employed by World earn a fixed salary. An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm. Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World, as well as World’s parent company, Comerica Incorporated.

Portfolio Management Team Fund Ownership. The dollar range of equity securities of each Fund beneficially owned by the portfolio managers of such Fund as of June 30, 2011 is as follows:

Fund	Portfolio Management Team Member	Dollar Range of Equity Securities Beneficially Owned
Bond Fund	Edward Goard	$100,001 – $500,000

Growth Opportunities Fund	Michael Gura	$50,001 – $100,000
	Mark Lebovitz	$50,001 – $100,000
	Kenneth Smith	$100,001 – $500,000

Index 500 Fund	David Jones	None
	Eric Lessnau	None

International Equity Fund	Peter Collins	None
	Brian Kozeliski	$100,001 – $500,000

International Fund-Core Equity	Peter Carpenter	$100,001 – $500,000
	Jeffery Sullivan	$50,001 – $100,000

International Small-Cap Fund	John Evers	$100,001 – $500,000
	Daniel LeVan	Over $1,000,000

Large-Cap Value Fund	Daniel Bandi**	None
	Daniel DeMonica**	None
	Adam Friedman**	None

Micro-Cap Equity Fund	Daniel G. Bandi	$1 – $10,000
	Daniel J. DeMonica	$10,001 – $50,000
	Adam I. Friedman	None
	Mirsat Nikovic	None

Mid-Cap Core Growth Fund	Tony Dong	Over $1,000,000
	Robert Crosby**	$50,001 – $100,000
	Madan Gopal	$50,001 – $100,000
	Gavin Hayman	$100,001 – $500,000
	Brian Matuszak	$500,001 – $1,000,000
	George Sanders	$1 – $10,000
	Geoffrey Wilson	$500,001 – $1,000,000

Mid-Cap Value Fund*	Daniel G. Bandi	None
	Daniel J. DeMonica	None
	Adam I. Friedman	None
	Joe A. Gilbert	None
	J. Bryan Tinsley	None

Small-Cap Value Fund	Daniel G. Bandi	None
	Daniel J. DeMonica	None
	Adam I. Friedman	None
	Joe A. Gilbert	None
	J. Bryan Tinsley	None

Fund	Portfolio Management Team Member	Dollar Range of Equity Securities Beneficially Owned

Small/Mid-Cap Value Fund*	Daniel G. Bandi	$100,001 – $500,000
	Daniel J. DeMonica	$1 – $10,000
	Adam I. Friedman	$1 – $10,000
	Joe A. Gilbert	None
	J. Bryan Tinsley	$1 – $10,000

*	The Fund had not commenced operations as of June 30, 2011.
**	These individuals were not members of the applicable Fund’s portfolio management team as of June 30, 2011. Dollar range of securities owned is as of March 31, 2012.

Administrator. In addition to serving as the Advisor to the Funds, MCM also serves as the administrator (“Administrator”) for the Funds. Each of the Funds has entered into a Combined Administration Agreement with MCM (“Administration Agreement”) that was amended and restated on October 30, 2003 and amended most recently on June 1, 2011. Pursuant to the Administration Agreement, MCM is responsible for (i) general administrative duties associated with the day-to-day operations of the Munder Funds; (ii) monitoring and coordinating the activities of the other service providers of the Munder Funds; (iii) providing fund accounting functions, including overseeing the computation of the net asset value of each Munder Fund; (iv) assisting in the preparation of financial and tax reports; (v) ongoing monitoring and testing of portfolio compliance; and (vi) oversight and review of regulatory affairs and corporate governance. In performing its duties and obligations under the Administration Agreement, MCM shall not be held liable except in the case of its willful misconduct, bad faith or negligence in the performance of such duties and obligations.

The Administration Agreement permits MCM to enter into an agreement with one or more third parties pursuant to which such third parties may provide sub-administrative services to the Munder Funds. Accordingly, MCM has entered into a sub-administration agreement with State Street Bank and Trust Company (“Sub-Administrator”), to provide certain administrative services to the Munder Funds.

As compensation for its administrative services, the Administrator is entitled to receive from each Munder Fund $8,800 annually for services relating to the preparation of financial reports, plus an annual fee that is computed daily and payable monthly equal to the greater of (1) $50,000 plus $6,000 per each active class of such Munder Fund greater than one, or (2) a percentage of the average daily net assets of such Munder Fund that varies with the amount of such Munder Fund’s average daily net assets as follows: (a) 0.153% of average daily net assets up to $100 million, (b) 0.128% of average daily net assets on the next $150 million, (c) 0.104% of average daily net assets on the next $250 million, (d) 0.079% of average daily net assets on the next $500 million, and (e) 0.055% of average daily net assets in excess of $1 billion.

For the fiscal years ended June 30, 2009, 2010 and 2011, MCM received administrative fees from the Funds in the amounts set forth in the table below. No amounts are shown for the Mid-Cap Value Fund or Small/Mid-Cap Value Fund because neither Fund was in operation during the periods shown.

	Fiscal year ended June 30, 2009	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2011
Bond Fund	$356,502	$258,397	$224,234
Growth Opportunities Fund	$371,223	$443,651	$521,652
Index 500 Fund	$479,533	$436,891	$402,900
International Equity Fund	$217,311	$145,108	$122,233
International Fund-Core Equity	$114,631	$84,994	$76,800
International Small-Cap Fund	$194,904	$231,556	$366,423
Large-Cap Value Fund	$128,540	$123,074	$114,134
Micro-Cap Equity Fund	$187,316	$165,465	$151,735
Mid-Cap Core Growth Fund	$2,369,192	$2,598,145	$2,894,176

Under the terms of a Mutual Fund Services agreement in effect prior to May 14, 2011, Ultimus Fund Solutions, LLC (“Ultimus”) provided administrative, fund accounting and pricing, and transfer agent and shareholder services to the Veracity Fund. For these services, Ultimus received a monthly fee from the Veracity Fund at an annual rate of 0.15% of average daily net assets, subject to a minimum monthly fee of $6,500. The administrative fees shown below for periods prior to May 14, 2011 were paid to Ultimus.

	Fiscal year ended February 28, 2009	Fiscal year ended February 28, 2010	Fiscal year ended February 28, 2011	Period ended June 30, 2011
Small-Cap Value Fund	$180,287	$179,386	$263,548	$134,920

Distributor. The Funds’ distributor is Funds Distributor, LLC (“FDL” or “Distributor”) and its principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Funds have entered into a distribution agreement (“Distribution Agreement”) under which FDL, as agent, distributes shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to to facilitate the promotion and sale of shares of each Fund. The Distributor has no obligation to sell any specific quantity of shares. Under the Distribution Agreement, the the Distributor does not receive compensation from the Funds for its services as distributor. However, the Distributor may receive 12b-1 fees and/or service fees from the Funds under the Distribution and Service Plan and may receive any applicable commissions associated with shares of the Funds purchased without using a broker or other intermediary. The Distributor may use those commissions, 12b-1 fees and/or service fees to pay the Advisor or any other financial interemediaries that perform distribution-related activities with respect to the Funds. FDL’s use of such commissions, 12b-1 fees and/or service fees would result in a potential economic benefit to the Advisor. The Advisor pays FDL a fee for providing certain distribution-related services.

Distribution and Services Arrangements. Under the Distribution and Service Plan (“Plan”), applicable to Class A, B, C, R and K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, B, C and R shares of the Funds only, each of the Funds may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

Under the Plan, the Funds are authorized to pay to the Distributor an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of each Fund, an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, C and R shares of each relevant Fund, and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, C and R shares of each relevant Fund. However, under the Distribution Agreement, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to its Class R shares.

The Plan also provides that the Funds may pay up to 0.25% of the value of the average daily net assets of the Class K shares beneficially owned by the customers of banks and other financial institutions to financial institutions that have entered into agreements with the Funds to provide shareholder services to their customers. The Plan with respect to Class K shares is a non-Rule 12b-1 shareholder servicing plan.

Services provided by financial institutions under their Class K shares service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K shares from customers and placing net purchase and redemption orders with the Transfer Agent; (ii) providing customers with a service that invests the assets of their accounts in Class K shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Class K shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the institutions; (vii) providing sub-accounting with respect to Class K shares beneficially owned by customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Funds’ arrangements with institutions; and (x) providing such other similar services as the Funds may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

Under the terms of the Plan, the Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of that Plan (“Non-Interested Plan Trustees”). All amendments of the Plan also must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the respective Fund. Pursuant to the Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

In the case of Class A, B, C and Class R shares, the Trustees have determined that the Plan will benefit the Funds and their shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retaining existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

In the case of Class K shares, the Trustees have determined that there is a reasonable likelihood that the agreements with banks and other financial institutions will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

With respect to Class B, C and Class R shares of each relevant Fund, the Distributor may pay a percentage of the offering price as sales commissions to dealers authorized to sell a Fund’s Class B, C and R shares at the time of sale. MCM finances the up-front sales commissions paid in connection with the sale of Class B and C shares of the Funds in exchange for receipt of a portion of the 12b-1 fees and/or contingent deferred sales charges collected by the Distributor from the Funds. In addition, the Advisor, or any of its affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Funds or their shareholders.

The fees paid to the Distributor pursuant to the Plan for the Class A, B, C and R shares of the Funds are set forth in the tables below. To the extent a Fund is not listed in a table below, it made no payments to the Distributor under the Plan during the period shown. No amounts are shown for the Mid-Cap Value Fund or Small/Mid-Cap Value Fund because neither Fund was in operation during the periods shown.

	Class A Shares
	Fiscal year ended June 30, 2009		Fiscal year ended June 30, 2010		Fiscal year ended June 30, 2011
	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges	Service Fees	Contingent Deferred Sales Charges
Bond Fund	$44,299	—	$47,511	—	$46,656	—
Growth Opportunities Fund	$502,448	—	$643,407	$239	$800,923	$40
Index 500 Fund	$562,057	—	$564,172	—	$569,555	—
International Equity Fund	$36,554	—	$28,831	—	$28,555	—
International Fund-Core Equity	$9,156	$28,251	$937	—	$587	—
International Small-Cap Fund	$4,118	—	$3,190	—	$3,888	—
Large-Cap Value Fund	$24,652	—	$24,453	—	$21,113	—
Micro-Cap Equity Fund	$186,091	—	$166,416	—	$147,907	$113
Mid-Cap Core Growth Fund	$3,766,267	$17,799	$3,689,500	$13,939	$3,671,689	—

	Class B Shares
	Fiscal year ended June 30, 2009		Fiscal year ended June 30, 2010		Fiscal year ended June 30, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges
Bond Fund	$37,064	$5,870	$29,600	$4,592	$22,118	$1,105
Growth Opportunities Fund	$171,120	$26,099	$155,315	$19,239	$157,894	$8,422
Index 500 Fund	$324,747	$19,161	$224,048	$6,905	$146,950	$5,206
International Equity Fund	$20,435	$2,996	$14,081	$4,231	$9,065	$1,072
Large-Cap Value Fund	$16,377	$2,930	$13,789	$5,900	$9,613	$1,487
Micro-Cap Equity Fund	$110,076	$24,476	$89,187	$14,095	$66,034	$7,643
Mid-Cap Core Growth Fund	$357,257	$141,958	$310,353	$110,161	$292,285	$59,301

	Class C Shares
	Fiscal year ended June 30, 2009		Fiscal year ended June 30, 2010		Fiscal year ended June 30, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges
Bond Fund	$52,324	$668	$58,830	$51	$50,357	$8
Growth Opportunities Fund	$404,578	$1,526	$509,281	$1,154	$670,409	$1,348
International Equity Fund	$30,432	$94	$26,513	$12	$22,588	$172
International Fund-Core Equity	$1,220	—	$972	—	$841	—
International Small-Cap Fund	$27,051	$223	$37,246	$181	$15,318	$50
Large-Cap Value Fund	$23,018	$330	$24,428	$23	$22,325	$6
Micro-Cap Equity Fund	$184,407	$2,154	$156,701	$1,024	$145,063	$207
Mid-Cap Core Growth Fund	$2,852,091	$57,642	$2,426,731	$15,613	$2,373,757	$6,509

	Class R Shares
	Fiscal year ended June 30, 2009	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2011
	Distribution and Service Fees	Distribution and Service Fees	Distribution and Service Fees
Growth Opportunities Fund	$89	$396	$1,350
Index 500 Fund	$28,791	$37,922	$39,197
International Fund-Core Equity	$20	—	—
International Small-Cap Fund	$18	—	—
Large-Cap Value Fund	$24	$26	$29

	Class R Shares
	Fiscal year ended June 30, 2009	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2011
	Distribution and Service Fees	Distribution and Service Fees	Distribution and Service Fees
Micro-Cap Equity Fund	$1,289	$1,249	$1,687
Mid-Cap Core Growth Fund	$289,370	$338,484	$272,406

The distribution and service fees shown below for periods prior to May 14, 2011 were paid to the Veracity Fund’s distributor.

	Fiscal year ended February 28, 2009		Fiscal year ended February 28, 2010		Fiscal year ended February 28, 2011		Period ended June 30, 2011
	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges	Distribution and Service Fees	Contingent Deferred Sales Charges
Small-Cap Value Fund – Class A	$193,365	—	$183,314	—	$201,800	—	$85,554	—
Small-Cap Value Fund – Class B	—	—	—	—	—	—	$11,416	$459
Small-Cap Value Fund – Class C	—	—	—	—	—	—	$30,534	$106
Small-Cap Value Fund – Class R	—	—	—	—	—	—	$395	—

The following amounts paid to the Distributor by the Funds under the Plan for Class A shares during the fiscal year ended June 30, 2011 were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Bond Fund	$4,812	—	—	$39,644	—	—
Growth Opportunities Fund	$83,821	—	—	$710,188	—	—
Index 500 Fund	$8,182	—	—	$326,699	—	—
International Equity Fund	$2,986	—	—	$25,748	—	—
International Fund-Core Equity	$61	—	—	$563	—	—
International Small-Cap Fund	$401	—	—	$3,792	—	—
Large-Cap Value Fund	$2,200	—	—	$17,225	—	—
Micro-Cap Equity Fund	$15,464	—	—	$135,459	—	—
Mid-Cap Core Growth Fund	$383,743	—	—	$3,280,400	—	—
Small-Cap Value*	$5,697	—	$1,210	$72,658	—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class B shares during the fiscal year ended June 30, 2011 (in U.S. dollars) were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Bond Fund	$574	—	—	$5,260	—	—
Growth Opportunities Fund	$4,101	—	—	$31,450	—	—
Index 500 Fund	$3,803	—	—	$21,206	—	—
International Equity Fund	$235	—	—	$2,045	—	—
Large-Cap Value Fund	$250	—	—	$2,302	—	—
Micro-Cap Equity Fund	$1,725	—	—	$15,852	—	—

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Mid-Cap Core Growth Fund	$7,624	—	—	$71,886	—	—
Small-Cap Value*	$1,256	—	—	$1,712	—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class C shares during the fiscal year ended June 30, 2011 (in U.S. dollars) were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Bond Fund	$1,303	—	—	$48,341	—	—
Growth Opportunities Fund	$17,511	—	—	$621,051	—	—
International Equity Fund	$590	—	—	$21,292	—	—
International Fund-Core Equity	$22	—	—	$796	—	—
International Small-Cap Fund	$393	—	—	$14,174	—	—
Large-Cap Value Fund	$582	—	—	$20,715	—	—
Micro-Cap Equity Fund	$3,801	—	—	$137,487	—	—
Mid-Cap Core Growth Fund	$61,961	—	—	$2,227,474	—	—
Small-Cap Value*	$824	—	—	$11,450	—	—

The following amounts paid to the Distributor by the Funds under the Plan for Class R shares during the fiscal year ended June 30, 2011 (in U.S. dollars) were spent on:

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or other Financing Charges
Growth Opportunities Fund	$71	—	—	$1,117	—	—
Index 500 Fund	$2,048	—	—	$37,796	—	—
Large Cap Value Fund	$2	—	—	$5	—	—
Micro-Cap Equity Fund	$90	—	—	$1,161	—	—
Mid-Cap Core Growth Fund	$14,273	—	—	$225,174	—	—
Small-Cap Value*	$83	—	—	$148	—	—

*	Amounts shown for Class A shares for the period prior to May 14, 2011 were spent by the Veracity Fund’s distributor with respect to Class R shares of the Veracity Fund. There were no corresponding Class B, Class C or Class R shares of the Veracity Fund, therefore, no amounts are included for the period prior to May 14, 2011 for those Classes.

Additional Compensation Paid to Intermediaries. In addition to paying fees under the Funds’ Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, Integrity, World or the Funds, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. These additional fees paid by the Funds to intermediaries may take one of two forms: (i) basis point payments on net assets, and/or (ii) fixed dollar amount payments per shareholder account.

The Funds’ Advisor out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds.

Additional cash payments may be made by the Advisor to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. In addition, while the Funds’ Distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Funds’ Distributor may, on occasion, pay the entire front-end sales charge to such intermediaries.

As of June 30, 2011, the Advisor had revenue sharing arrangements with approximately 12 intermediaries, the most significant of which were Charles Schwab, Comerica Bank, Merrill Lynch, Morgan Stanley Smith Barney, Raymond James, UBS and Wells Fargo Advisors. Revenue sharing payments to financial institutions are usually structured in any of three ways: (i) as a percentage of gross sales; (ii) as a percentage of net assets; and/or (iii) a fixed dollar amount. During the year ended June 30, 2011, the Advisor and/or Distributor accrued and/or paid approximately $2.2 million to various unaffiliated entities pursuant to the revenue sharing arrangements applicable to all series of MST and MST II.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries. In addition, the Funds, the Funds’ service providers, or any of their affiliates, may conduct and/or pay for training and educational meetings for sales representatives of unaffiliated broker-dealers that sell the Funds, and may pay or reimburse for associated meals, lodging and transportation.

Custodian. State Street Bank and Trust Company (“Custodian”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian to the Funds. Pursuant to the terms and provisions of the custodian contract between the Custodian and MST, the Custodian keeps the books of account for each Fund.

Transfer and Dividend Disbursing Agent. BNY Mellon Investment Servicing (US) Inc. (“Transfer Agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement with MST under which the Transfer Agent (i) issues and redeems shares of each Fund; (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (iii) maintains shareholder accounts; (iv) responds to correspondence by shareholders of the Funds; (v) makes periodic reports to the Board concerning the operations of the Funds; and (vi) conducts certain anti-money laundering activities on behalf of the Funds.

Comerica Bank. As stated in each Fund’s Prospectus, Class K shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Bank, its affiliates and subsidiaries, and other institutions that have entered into agreements with the Funds providing for shareholder services for their customers.

Other Information Pertaining to Administration, Custodian and Transfer Agency Agreements. The Administrator, the Transfer Agent and the Custodian each receive a separate fee for their respective services. Except as noted in this SAI, the Funds’ service contractors bear all expenses in connection with the performance of their services and each Fund bears the expenses incurred in its operations. Expenses borne by the Funds include, but are not limited to, fees paid to the Advisor, the Administrator, the Custodian and the Transfer Agent; fees and expenses of officers and the Board; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying each Fund and its shares for distribution under federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders’ meetings and proxy solicitations; fidelity bond and directors’ and officers’ liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of MST that are not readily identifiable as belonging to a particular investment portfolio are allocated among all investment portfolios of MST by or under the direction of the Board in a manner that the Board determines to be fair and equitable, taking into consideration whether it is appropriate for expenses to be borne by a Fund in addition to the other series of MST, as applicable. With respect to Class R6 and Class I shares, except for expenses incurred collectively by the Funds not attributable to a particular Fund or to a particular class of shares of a Fund (for example, fees of Trustees, auditors, and legal counsel) and expenses incurred by a Fund not attributable to any particular class of the Fund’s shares (for example, advisory fees, custodial fees, or other expenses relating to the management of the Fund’s assets), only expenses actually incurred by the Class R6 shares will be allocated to the Class R6 shares and only expenses actually incurred by the Class I shares will be allocated to the Class I shares. The Advisor, the Administrator, the Custodian and the Transfer Agent may voluntarily waive all or a portion of their respective fees and/or reimburse certain Fund expenses from time to time.

CODE OF ETHICS

Each of MST, the Advisor, Integrity and World has adopted a code of ethics as required by applicable law. Each such code is designed to, among other things, prevent affiliated persons of MST, the Advisor, Integrity or World, as applicable, from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics may be examined at the office of the SEC in Washington, DC or on the Internet from the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor, Integrity or World, as applicable, causes investment decisions for a Fund to be made and oversees the placement of purchase and sale orders for portfolio securities on behalf of a Fund.

Consistent with the applicable Combined Advisory Agreement, the Integrity Sub-Advisory Agreement or the World Sub-Advisory Agreement, the Advisor, Integrity or World, as applicable, selects broker-dealers to execute transactions on behalf of a Fund using its best efforts to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor, Integrity or World, as applicable, considers all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, anonymity and confidentiality, promptness, the quality of any research provided (i.e., quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker), the net results of specific transactions, the difficulty of execution, the size of the order, the operational facilities of the broker-dealer, the broker-dealer’s risk in positioning a block of securities, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. While the Advisor, Integrity and World generally seek reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor, Integrity and World are each authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Advisor, Integrity and World or their respective affiliates exercise investment discretion. The Advisor, Integrity and World, as the case may be, may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor, Integrity or World determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor, Integrity or World to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Advisor, Integrity or World in connection with their services to other clients.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor, Integrity or World, and does not reduce the advisory fees payable to the Advisor or sub-advisory fees payable to Integrity or World, respectively, for services provided to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges generally involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions that are generally fixed.

Over-the-counter issues, including corporate debt and government securities, are normally traded through dealers on a “net” basis (i.e., without commission), or directly with the issuer. With respect to over-the-counter transactions, the Advisor, Integrity or World will normally deal directly with dealers who make a market in the instruments except in those circumstances where more favorable prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Each of the Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, Integrity or World believes such practice to be in such Fund’s best interests.

Investment decisions for each Fund and for other investment accounts managed by the Advisor, Integrity or World, as applicable, are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Advisor, Integrity or World believes to be equitable to each such account. Although the Advisor, Integrity and World each seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor, Integrity or World, as applicable, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Funds will not purchase any securities while the Advisor, Integrity, World, as applicable, or any affiliated person (as defined in the 1940 Act) is a member of any underwriting or selling group for such securities, except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

The table below shows information on brokerage commissions paid by each of the Funds for the last three fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Advisor, Integrity or World. Significant changes in brokerage commissions paid by a Fund from year to year are primarily due to varying Fund asset levels. In several cases when commissions decreased, the Funds benefited from increased usage of electronic communication networks (ECNs) for trading and exchange-traded funds (ETFs) for managing cash. No amounts are shown for the Mid-Cap Value Fund or Small/Mid-Cap Value Fund because neither Fund was in operation during the periods shown.

	Fiscal year ended June 30, 2009	Fiscal year ended June 30, 2010	Fiscal year ended June 30, 2011
Bond Fund	$21,205	$12,541	$6,594
Growth Opportunities Fund	$862,233	$842,504	$1,318,655
Index 500 Fund	$58,549	$32,872	$37,027
International Equity Fund	$152,190	$181,379	$73,033
International Fund-Core Equity	$80,368	$73,131	$77,610
International Small-Cap Fund	$252,186	$332,882	$416,699
Large-Cap Value Fund	$104,585	$144,819	$141,540
Micro-Cap Equity Fund	$404,265	$269,566	$460,964
Mid-Cap Core Growth Fund	$5,254,992	$4,358,265	$5,485,262

	Fiscal year ended February 28, 2009	Fiscal year ended February 28, 2010	Fiscal year ended February 28, 2011	Period ended June 30, 2011
Small-Cap Value Fund	$577,803	$506,533	$438,410	$174,343

Each of the Funds is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. No amounts are shown for the Mid-Cap Value Fund or Small/Mid-Cap Value Fund because neither Fund was in operation on June 30, 2011.

As of June 30, 2011, the following Funds held securities in the indicated firms in the following amounts:

As of June 30, 2011
Bond Fund
Bank of America Corp.	$3,268,279
Citigroup Global Markets, Inc.	$2,454,154
The Goldman Sachs Group Inc.	$789,049
JP Morgan Securities, LLC	$613,859
Morgan Stanley & Co., Inc.	$2,582,067
Wells Fargo Securities, LLC	$2,833,195

Index 500 Fund
Bank of America Corp.	$2,595,503
Citigroup Global Markets, Inc.	$2,842,221
The Goldman Sachs Group Inc.	$1,610,256
JP Morgan Securities, LLC	$3,802,016
Morgan Stanley & Co., Inc.	$830,661
Wells Fargo Securities, LLC	$3,468,497

International Equity Fund
Barclays Capital, Inc.	$934,046
RBS Securities, Inc.	$405,870
Deutsche Bank AG	$447,080
HSBC Securities (USA), Inc.	$95,370

International Fund-Core Equity
HSBC Securities (USA), Inc.	$84,205

As of June 30, 2011
Large-Cap Value Fund
Citigroup Global Markets, Inc.	$2,057,308
JP Morgan Securities, LLC	$2,012,569
Wells Fargo Securities, LLC	$2,050,905

The portfolio turnover rate of each Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year. Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The portfolio turnover rate of each Fund is set forth below. Significant changes in turnover rates from year to year are primarily due to varying levels of purchase and redemption activity in Fund shares. As the level or direction of transactions in Fund shares varies, portfolio managers must manage cash and make purchase and sale decisions in response to Fund share transactions. To the extent a Fund has foreign currency exposure, the effect of these fluctuations can be multiplied.

Turnover for all Funds was impacted by purchase and redemption activity in fiscal years 2010 and 2011. During the fiscal year 2010 and 2011, several Funds were also impacted by the unusual economic environment.

The relatively high portfolio turnover rate for the Bond Fund reflects significant use of mortgage dollar roll transactions. The portfolio turnover rates excluding mortgage dollar roll transactions were 79% for the year ended June 30, 2010, and 96% for the year ended June 30, 2011.

For the Growth Opportunities Fund, in addition to a higher level of trading activity related to market volatility, turnover was impacted by the mergers of two mutual funds with and into the Fund and the addition of a member to the portfolio management team in October 2011.

For the International Equity Fund, the turnover rate is based on the portfolio management team’s strategy, which involves selling securities that the portfolio management team determine to be no longer attractive and replacing them with more attractive securities.

For the International Fund – Core Equity, the higher turnover rate in 2011 was due to rebalancing of positions in the Fund in connection with the change in the Fund’s policies regarding investments in emerging markets countries and the change in the Fund’s benchmark in April 2011.

For the International Small-Cap Fund, the relatively high portfolio turnover rate is largely due to the portfolio management team’s strategy of seeking stocks whose value has become more attractive, accompanied by improving business momentum. The disciplined investment approach followed in this strategy is expected to maintain turnover between 50% and 100% over a one-year period.

For the Micro-Cap Equity Fund, turnover was higher in 2011 due to rebalancing of positions in the Fund in connection with the change in the portfolio management team in January 2011.

For the Small-Cap Value Fund, the portfolio turnover rate for the period ended June 30, 2011 reflects the turnover for the period from March 1, 2011 through June 30, 2011. The turnover for periods prior to May 14, 2011 is the turnover rate for the Veracity Fund.

Portfolio turnover rates are not shown for the Mid-Cap Value Fund or Small/Mid-Cap Value Fund because neither Fund was in operation during the periods shown.

	Portfolio Turnover Rate Fiscal Year Ended June 30, 2010	Portfolio Turnover Rate Fiscal Year Ended June 30, 2011
Bond Fund	206%	258%
Growth Opportunities Fund	74%	122%
Index 500 Fund	5%	5%
International Equity Fund	48%	23%
International Fund-Core Equity	67%	81%
International Small-Cap Fund	88%	74%
Large-Cap Value Fund	76%	71%
Micro-Cap Equity Fund	43%	67%
Mid-Cap Core Growth Fund	52%	65%

	Portfolio Turnover Rate Fiscal year ended February 28, 2010	Portfolio Turnover Rate Fiscal year ended February 28, 2011	Portfolio Turnover Rate Period ended June 30, 2011
Small-Cap Value Fund	69%	52%	14%

ADDITIONAL PURCHASE, REDEMPTION, EXCHANGE AND CONVERSION INFORMATION

Verification of Identity. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

Investors may also be asked for a copy of a driver’s license, passport or other identifying document in order to verify his/her identity. In addition, it may be necessary to verify an investor’s identity by cross-referencing identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict a shareholder’s ability to purchase additional shares of a Fund until his/her identity is verified. We may also close an account or take other appropriate action if we are unable to verify an investor’s identity within a reasonable time. If an account is closed for this reason, shares will be redeemed at the net asset value (“NAV”) next calculated after the account is closed (less any applicable CDSC). In addition, the investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares.

Purchases. As described in the Prospectuses, shares of each of the Funds may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent for those classes of shares that permit direct investment or through arrangements with his/her authorized broker, financial advisor or other intermediary. The Funds have authorized one or more financial service institutions to receive on their behalf purchase orders. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive purchase orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a purchase order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. An order will be priced at the applicable Fund’s NAV next computed after the order is received by an authorized financial services institution or its authorized designee.

The term “immediate family member” means any investor’s grandparent, spouse of a grandparent, parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, or any of the foregoing relatives of the investor’s spouse (i.e., in-laws), and includes step and adoptive relationships.

In-Kind Purchases. Payment for shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for such Fund as described in the Prospectus. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurance that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities. Call the Funds at (800) 438-5789 for more information.

Dealer Reallowances. At the time of purchase, the Distributor may pay a commission (as a percentage of the offer price) to the broker of record as follows:

*	Class A Shares of the Equity Funds (except Index 500 Fund)

Amount of Purchase	Commission
Less than $25,000	5.00%
$25,000 up to $50,000	4.75%
$50,000 up to $100,000	4.00%
$100,000 up to $250,000	3.25%
$250,000 up to $500,000	2.25%

Amount of Purchase	Commission
$500,000 up to $1 million	1.25%
$1 million or more	See below*

*	Brokers or other entities that initiate and are responsible for investments of $1 million or more may receive a finder’s fee (as permitted by applicable law) for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.
*	Class A Shares of the Index 500 Fund

Amount of Purchase	Commission
Less than $100,000	2.25%
$100,000 up to $250,000	1.75%
$250,000 up to $500,000	1.25%
$500,000 up to $1 million	0.75%
$1 million or more	None

*	Class A Shares of the Bond Fund

Amount of Purchase	Commission
Less than $100,000	3.75%
$100,000 up to $250,000	2.75%
$250,000 up to $500,000	1.75%
$500,000 up to $1 million	1.00%
$1 million or more	See below**

**	Brokers or other entities that initiate and are responsible for investments of $1 million or more may receive a finder’s fee (as permitted by applicable law) for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million.

*	Class B Shares of the Funds (except Index 500 Fund): 4.00%

*	Class B Shares of the Index 500 Fund: 2.00%

*	Class C Shares of the Funds: 1.00%

Finder’s Fees. Brokers or other entities that initiate and are responsible for investments in Class A shares of the Bond Fund or any Equity Fund (except Index 500 Fund) of $1 million or more may receive a finder’s fee (as permitted by applicable law) for such purchases as follows: 1.00% on investments between $1 million and $2 million; 0.50% on investments between $2 million and $5 million; and 0.25% on investments above $5 million. Except with respect to employer-sponsored plans and other employer-sponsored group accounts that are eligible to purchase Class A shares without paying a sales charge, for purposes of calculating applicable finder’s fees, if any, all new investments into a particular account for which a broker or other entity is responsible are added together.

In the case of employer-sponsored plans and other employer-sponsored group accounts that are not subject to any sales charges on Class A shares, investments into a particular account for which a broker or other entity is responsible are generally not added together for purposes of calculating applicable finder’s fees. Subject to approval by an appropriate officer of the Funds, a broker or other entity may receive a finder’s fee based on the aggregate new investments made in an account over a period of six months or less.

Group Account Sales Charge Waivers for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares by group accounts (i) of retirement plans that are qualified under Section 401(a), Section 403(b) or Section 457 of the Internal Revenue Code and (a) that invest $1,000,000 or more in Class A shares offered by The Munder Funds or (b) that have at least 75 eligible plan participants; (ii) for which certain types of shareholder services are provided to underlying shareholders in the group account pursuant to a written agreement with the Funds; or (iii) administered by Merrill Lynch Group Employee Services (“Merrill Lynch”) if (a) the plan’s recordkeeper on a daily valuation basis is Merrill Lynch and, on the date the plan sponsors signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. (MLAM) that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds’ distributor and in funds advised or managed by MLAM (collectively “Applicable Investments”), (b) the plan’s recordkeeper on a daily valuation basis is an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or (c) the plan has 5000 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement. In addition, we will waive the CDSC of 1% charged on certain redemptions within one year of purchase for such accounts.

For purposes of the foregoing section, the term “group account” includes (i) an account established for a qualified or non-qualified employee benefit plan or for any other type of employer-sponsored plan or account that represents the collective interests of multiple employees,

(ii) an account established by a wrap-fee program sponsor that represents the collective investments of all program participants, and (iii) other similar accounts that represent the collective investments of multiple underlying shareholders. Notwithstanding the foregoing, the term “group account” does not include superomnibus accounts (but may include group accounts within the superomnibus account) established by broker-dealers or other financial intermediaries that represent the collective investments of all or substantially all their clients.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Munder prototype Roth IRA plan by way of payroll deduction from CMS.

Investment Minimums. All initial Fund purchases are subject to the per Fund investment minimums stated in the Prospectuses. If an investment in Class A, Class B or Class C shares of a Fund falls below the applicable minimum, a $6 quarterly fee, to be paid by liquidating shares, may be charged to that account. If a contingent deferred sales charge (“CSDC”) applies on the shares liquidated to pay this fee, it will be included in the $6 charge; that is, only $6 worth of shares in your account will be redeemed during any quarter.

Retirement Plans. Certain classes of shares of each of the Funds may be purchased in connection with various types of tax deferred retirement plans, including traditional and Roth individual retirement accounts (“IRAs”), SIMPLE IRAs, SEPs, SAR SEPs, qualified plans, non-qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans), simplified employee pension IRAs, Education Savings Accounts (“ESAs”), top-hat plans, and similar types of tax deferred retirement plans. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $15.00 annual custodial fee is charged to all directly held IRA, 403(b) and ESA accounts. This fee must be paid in December of each year and may be paid by check or by liquidating shares from the account. Any applicable CDSC will be waived on shares liquidated to pay to the fee.

Redemptions. The redemption price for Fund shares is the NAV next determined after receipt of the redemption request in proper form. The redemption proceeds will be reduced by the amount of any applicable CDSC.

Redemption proceeds are normally paid in cash; however, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

The Funds have authorized one or more financial services institutions to receive redemption orders on the Funds’ behalf. Certain of these financial services institutions are authorized to designate plan administrator intermediaries to receive redemption orders on behalf of the Funds. To the extent permitted by law, the Funds will be deemed to have received a redemption order when an authorized financial services institution or, if applicable, the financial services institution’s authorized designee, receives the order. Orders will be priced at the applicable Fund’s NAV next computed after they are received by an authorized financial services institution or its authorized designee.

Contingent Deferred Sales Charges. For Class A shares that were purchased without paying a sales charge as part of a $1 million investment, a CDSC will apply to redemptions made within one year of purchase if a sales commission was paid by the Funds at the time of the initial investment. Subject to any applicable waivers, a CDSC will also apply to redemptions of Class B shares within six years of purchase and to redemptions of Class C shares within one year of purchase. In each case, the CDSC is based on the original NAV at the time of investment or the NAV at the time of redemption, whichever is lower. The Prospectuses describe the applicable CDSC schedules.

The holding period for Class A, Class B or Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class A, Class B or Class C shares, as applicable, was made. For Class A shares of a Fund acquired through an exchange, the applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

Contingent Deferred Sales Charge Waivers for Class B Shares. In addition to the waivers described in the applicable Prospectus, a Fund will waive the CDSC payable upon redemptions of Class B shares by plans administered by Merrill Lynch that would be eligible for the Class A shares sale charge waivers described above.

Involuntary Redemptions. A Fund may involuntarily redeem any account if its value falls below the applicable minimum initial investment for the account, or $2,500, whichever is lower. A notice of redemption, sent by first-class mail to the investor’s address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to the required level. A Fund may also redeem an account involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity. In each case, shares will be redeemed at the NAV next calculated after the account is closed. Any applicable contingent deferred sales charge may be applied if a Fund redeems an account. In addition, an investor will not be entitled to recoup from the Funds any sales charges paid in connection with the purchase of Fund shares. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

Conversion of Class B Shares to Class A Shares. Class B shares of a Fund purchased after June 16, 2003 will automatically convert to Class A shares of the Fund on the first business day of the month following the eighth anniversary of the issuance of such Class B shares.

If you acquired Class B shares of a Fund before June 16, 2003, or by exchanging shares of another Munder Fund that you purchased before June 16, 2003, those shares will automatically convert to Class A shares on the first business day of the month in which the eighth anniversary of the original purchase occurs. All Class B share conversions will be effected at the relative NAVs per share of the two classes.

Telephone Exchanges. The Funds reserve the right at any time to suspend or terminate the telephone exchange privilege or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine. The procedures currently include a recorded verification of the shareholder’s name, account number and other identifying information, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

Exchanges from the Growth Opportunities Fund. When Class A shares of the Growth Opportunities Fund that were issued as Class A shares of the Munder Internet Fund without the imposition of a sales load in connection with the reorganization of the Amerindo Technology Fund with and into the Munder Internet Fund are exchanged for Class A shares of another Munder Fund, you must pay any applicable sales charge at the time of the exchange unless you otherwise qualify for a waiver of the sales charge.

Other Purchase and Redemption Information. Each of the Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each of the Funds may also suspend or postpone the recording of the transfer of its shares.

In addition, each of the Funds may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications as the Fund may request. Each of the Funds may also redeem shares involuntarily if it otherwise appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers and other tax-related certifications.

Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds’ shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or other financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in each Fund’s Prospectus and this SAI. An investor’s broker or other financial intermediary will provide the investor with specific information about any processing or service fees they will be charged.

NET ASSET VALUE

Equity securities, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there are no sales of such securities on the date of valuation but closing bid and asked prices for such day are available, then such securities may be valued, subject to the approval by the Advisor’s Pricing Committee (the “Pricing Committee”), at the mean between the most recently quoted bid and asked prices. Equity securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price (“NOCP”), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price (“CCP”) reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. (Eastern Time) on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Fixed income securities are valued at evaluated bid prices.

In the event a price for a security is not available through the means described above, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, ADS, GDR, EDR or NYR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security’s principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a

Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued, subject to the approval of the Pricing Committee, as of the business day prior to the valuation date using the methods described above.

Securities which are principally traded outside of the U.S. are valued at the closing price or last quoted sales price on the security’s principal exchange, except for less actively-traded securities trading on the London Stock Exchange, generally referred to as “Non-SETS.” These securities are valued at the mid-price between the bid and ask prices. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. (Eastern Time). Where no last sales price is available for an equity security on the foreign exchange or market where it is principally traded, such security may be valued at the bid price or the last quoted sales price for local shares of the security.

With respect to the International Equity Fund, the International Fund-Core Equity and the International Small-Cap Fund, the Board has adopted special procedures for valuing securities held by a Fund that are traded principally on an overseas market or exchange (“Foreign Security”). On each day on which the NAV of the Fund is calculated, if the change in the value of the U.S. equity markets (as represented by the S&P 500® Index or another appropriate benchmark) exceeds a specific threshold, each Foreign Security held by the Fund will be fair valued by using a value determined by an independent pricing agent (based upon changes in the values of certain markets, indices and/or securities) rather than using the last closing price of such Foreign Security on its principal overseas market or exchange. Each of the fair value determinations made by the independent pricing agent is subject to adjustment by the Pricing Committee. The specific threshold for fair valuing Foreign Securities may be revised, from time to time, by the Board as it deems appropriate and necessary. In addition, the Pricing Committee will regularly monitor and review the valuations provided by the pricing agent and will periodically report to the Board on the pricing agent’s performance.

In certain instances, the Index 500 Fund may be unable to obtain a current market value for a security held by the Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund’s NAV.

All cash, receivables and current payables are carried on each Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.

If reliable current market values are not readily available for a security, such security will be valued at fair value by the Pricing Committee. Current market values may be considered to be not readily available for a security when transactions in the security are infrequent, the validity of quotations appears questionable, there is a thin market, the size of reported trades is not considered representative of a company’s holdings (as in the case of certain debt securities), or trading for a security is restricted or halted. In addition, a foreign security will be valued by the Pricing Committee if an event has occurred after the relevant foreign market has closed, but prior to the calculation of the relevant Fund’s NAV that is likely to materially affect the value of such security (i.e., a “significant event”). Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts.

The Pricing Committee, which is made up of the Advisor’s officers and employees as designated from time to time by management of the Advisor, values such securities using pricing procedures that have been approved by the Board in order to determine the security’s fair value. The procedures require the Pricing Committee to meet when a security’s market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund’s portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. Under the terms of the Integrity Sub-Advisory Agreement, Integrity will assist the Advisor in determining the fair value of portfolio securities for the Micro-Cap Equity Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund. Under the terms of the World Sub-Advisory Agreement, World will assist the Advisor in determining the fair value of portfolio securities for the Index 500 Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline. Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board’s input on any particular issue.

PERFORMANCE INFORMATION

From time to time, quotations of a Fund’s performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Yield. The standard 30-day yield for the Bond Fund is calculated in accordance with the method prescribed by the SEC for mutual funds:

YIELD = 2 [( a-b + 1)6 - 1]

      cd

Where:	a =dividends and interest earned by a Fund during the period;
b =expenses accrued for the period (net of reimbursements and waivers;
c =average daily number of shares outstanding during the period entitled to receive dividends;
d =maximum offering price per share on the last day of the period.

For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable “a” in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

Interest earned on tax-exempt obligations that are issued without original issue discount and that have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage- or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable “b” in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund’s mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable “d” in the formula). A Fund’s maximum offering price per share for purposes of the formula includes the maximum sales charge imposed — currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and 4.00% of the per share offering price for Class A Shares of the Bond Fund.

Average Annual Total Returns. “Average annual total return” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ERV

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

Average Annual Total Return After Taxes on Distributions. “Average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ATVD
Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Redemptions. “Average annual total return after taxes on distributions and redemptions” figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)[n]=ATVDR
Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Non-Standardized Performance - Aggregate Total Return. Each Fund that advertises its “aggregate total return” computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return =	ERV-1
P

The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable “ERV” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds’ average annual total return and load adjusted aggregate total return quotations for Class A shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares – currently 5.50% of the per share offering price for Class A shares of the Equity Funds (with the exception of the Index 500 Fund, currently 2.50% of the per share offering price for Class A) and 4.00% of the per share offering price for Class A shares of the Bond Fund; and the Funds’ load adjusted average annual total return and load adjusted aggregate total return quotations for Class B shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable CDSC sales charge imposed on the purchase of Class A shares or Class B shares in accordance with the views of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations which do.

Comparisons Against Market Indices. From time to time the performance of the Funds may be compared against one or more broad-based market indices and/or other indices designed to measure a particular segment of the market in which a Fund invests. The following is a description of the current indices against which each of the Funds is generally compared.

Fund	Index Description(s)

Bond Fund

Barclays Capital U.S. Aggregate Bond Index: measures the performance of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market, which includes Treasuries (i.e., public obligations of the U.S. Treasury), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), corporate debt obligations, mortgage-backed securities (i.e., agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities), asset-backed securities and commercial mortgage-backed securities.

.

Growth Opportunities Fund

Russell 1000® Growth Index: a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

Index 500 Fund	S&P 500® Index: a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

Fund	Index Description(s)

International Equity Fund	MSCI EAFE Index: a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net of foreign withholding taxes applicable to U.S. investors.

International Fund-Core Equity	MSCI ACWI Index ex U.S.: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Returns provided for the MSCI ACWI Index ex U.S. are net of foreign withholding taxes applicable to U.S. investors.

International Small-Cap Fund

S&P® Developed ex-U.S. SmallCap Index: consists of the bottom 15% (based on market capitalization) of companies from each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI).

S&P® Developed BMI ex-U.S.: includes all listed shares of companies from 25 developed countries with float-adjusted market capitalizations of at least US$100 million and annual dollar value traded of at least US$50 million.

Large-Cap Value Fund	Russell 1000® Value Index: a capitalization-weighted index that measures the performance of those Russell 1000® companies (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower expected growth values.

Micro-Cap Equity Fund

Russell Microcap® Index: a capitalization-weighted index that measures the performance of the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest companies. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. The Russell Microcap® Index performance is available for periods beginning 7/1/00 or later.

Wilshire US Micro-Cap Index: a float-adjusted, market capitalization-weighted index that measures the performance of all stocks in the bottom half of the Wilshire 5000 Index (based on market capitalization). The Wilshire US Micro-Cap Index is used for periods prior to 7/1/00.

Wilshire 5000 Index: contains all U.S. company equity securities with readily available price data.

Mid-Cap Core Growth Fund

Russell Midcap® Index: a capitalization-weighted index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market).

Russell Midcap® Growth Index: a capitalization-weighted index that measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P MidCap 400® Index: a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market.

Mid-Cap Value Fund	Russell Midcap® Value Index: a capitalization-weighted index that measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is a capitalization-weighted index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index (approximately 1,000 of the largest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market).

Small-Cap Value Fund	Russell 2000® Value Index: a capitalization-weighted index that measures the performance of those Russell 2000® Index companies (approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values.

Small/Mid-Cap Value Fund	Russell 2500TM Value Index: a capitalization-weighted index that measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index is a capitalization-weighted index that measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market.

General. The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

From time to time, in advertisements or in reports to shareholders, a Fund’s yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives or compared to stock or other relevant indices. In addition, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

TAXES

The following summarizes certain additional federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General. Each Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (“Distribution Requirement”) and satisfies certain other requirements of the Internal Revenue Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships, or from other income derived with respect to its business of investing in such stock, securities, or currencies (“Income Requirement”).

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trade or business, or in certain publicly traded partnerships.

Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will generally be taxable to shareholders as ordinary income (other than interest on tax-exempt municipal obligations) regardless of whether the distribution is paid in cash or reinvested in shares and will not be eligible for the dividends-received deduction for corporations.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss (“net capital gain”) for each taxable year. Such gain is reported and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. Each of the Funds expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of “qualifying dividends” received by such Fund for the year and if certain holding period and other requirements are met. Generally, a dividend will be treated as a “qualifying dividend” if it has been received from a domestic corporation.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from the Funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, certain Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends. The rate reductions for long-term capital gains and qualified dividend income are currently scheduled to expire after 2012 in the absence of further Congressional action.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of

Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund’s current and accumulated earnings and profits.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by each of the Funds each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in each such month and a payment date during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% (currently scheduled to increase to 31% after 2012) of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

Disposition of Shares. Upon the redemption, sale or exchange of shares of a Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares. Any such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, generally, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires the shares of the same or another fund and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of regulated investment company shares. The term “reinvestment right” means any right to acquire shares of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Income From Investment in Foreign Securities. Income received by the International Equity Fund, International Fund-Core Equity and the International Small-Cap Fund (or any other Fund that invests in foreign securities) from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds’ shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and if more than 50% of the value of the Fund’s assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would generally be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes may also not be deducted by individuals for purposes of computing any alternative minimum tax.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to certain other limitations, including the restriction that the credit may not exceed the shareholder’s United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund’s gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income”, such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, both the Fund and a shareholder must satisfy minimum holding period requirements with respect to foreign taxes on dividends. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Taxation of Certain Financial Instruments. Special rules govern the federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount. The Funds may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price at maturity (for debt securities without original issue discount), and this discount is called market discount. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked to market” (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each of the Funds may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of a fund that did not engage in such hedging transactions.

Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales. IRS rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Currency Fluctuations - “Section 988” Gains or Losses. Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures, and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies. Certain Funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross income is passive income. If a Fund receives a so-called “excess distribution” with respect to PFIC shares, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each of the Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

State, Local and Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. government obligations are exempt from taxation.

Foreign Shareholders. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Effective January 1, 2013, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Other Taxation. Distributions by a Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment.

Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund and particular questions of U.S. federal, state and local taxation.

ADDITIONAL INFORMATION CONCERNING SHARES

MST is a Delaware statutory trust. Under MST’s Declaration of Trust, the beneficial interest in MST may be divided into an unlimited number of full and fractional transferable shares. MST’s Declaration of Trust authorizes the Board to classify or reclassify any authorized but unissued shares of MST into one or more additional portfolios (or classes of shares within a portfolio) by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Pursuant to such authority, MST’s Board has authorized the issuance of an unlimited number of shares of beneficial interest in MST, representing interests in the Bond Fund, Growth Opportunities Fund, Index 500 Fund, International Equity Fund, International Fund-Core Equity, International Small-Cap Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Micro-Cap Equity Fund, Mid-Cap Core Growth Fund, Mid-Cap Value Fund, Small-Cap Value Fund and Small/Mid-Cap Value Fund. The shares of each Fund are offered in classes, as set forth below.

Fund	Classes
Bond Fund	A, B, C, K and Y
Growth Opportunities Fund	A, B, C, R and Y
Index 500 Fund	A, B, K, R and Y
International Equity Fund	A, B, C, K and Y
International Fund-Core Equity	A, C, Y and I
International Small-Cap Fund	A, C, R6, Y and I
Large-Cap Value Fund	A, B, C, K, R and Y
Micro-Cap Equity Fund	A, B, C, K, R and Y
Mid-Cap Core Growth Fund	A, B, C, K, R, R6 and Y
Mid-Cap Value Fund	A and Y
Small-Cap Value Fund	A, B, C, K, R, R6 and Y
Small/Mid-Cap Value Fund	A and Y

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of each Fund. The Multi-Class Plan provides that each class of shares of any Fund is identical, except for one or more expense variables, certain related rights, exchange and conversion privileges, class designation and sales charges assessed due to differing distribution methods.

In the event of a liquidation or dissolution of MST or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative NAVs of the Fund and MST’s other Funds, of any general assets not belonging to any particular Fund which are available for distribution. Upon liquidation, shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved based on the number of shares of the Fund that are held by each shareholder.

Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class A shares, only Class B shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class B shares, only Class C shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class C shares, only Class K shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class K shares and only Class R shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Distribution and Service Plan as it relates to a Fund’s Class R shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by MST, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as MST, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of MST voting together in the aggregate without regard to a particular Fund.

Shares of MST have non-cumulative voting rights and, accordingly, the holders of more than 50% of MST’s outstanding shares (irrespective of class) may elect all of its trustees or directors, as applicable. Shares of the Funds have no subscription or preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus and SAI, shares will be fully paid and non-assessable by MST.

Shareholder meetings to elect Trustees will not be held unless and until such time as required by law. At that time, the Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Meetings of the shareholders of MST shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

MST’s Declaration of Trust, as amended, authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a series or a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more series or classes of shares into money and, in connection therewith, to cause all outstanding shares of such series or class to be redeemed at their NAV; or (iii) combine the assets belonging to a series or class of shares with the assets belonging to one or more other series or classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any series or class participating in such combination and, in connection therewith, to cause all outstanding shares of any such series or class to be redeemed or converted into shares of another series or class of shares at their NAV. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. MST’s Board may authorize the termination of any series or class of shares after the assets belonging to such series or class have been distributed to its shareholders.

Notwithstanding any provision of law requiring a greater vote of MST’s shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by MST’s Declaration of Trust, MST may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding shares of beneficial interest of the Funds and MST’s other funds, if any (voting together without regard to class). In any vote submitted to shareholders of the Funds, each whole share held by a shareholder will be entitled to one vote for each share as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

OTHER INFORMATION

Legal Counsel. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Funds. The law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Non-Interested Trustees.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds.

Control Persons and Principal Holders of Securities. As of May 4, 2012, the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds.

Fund	Name and Address	Percentage of Class Outstanding
BOND FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	15.92%

BOND FUND-CLASS B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	29.18%

BOND FUND-CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.12%

BOND FUND-CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.17%

BOND FUND-CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	23.08%

BOND FUND-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.45%

BOND FUND-CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.05%

BOND FUND-CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	42.69%

BOND FUND-CLASS K	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	38.68%

BOND FUND-CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	14.10%

BOND FUND-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	72.32%

BOND FUND-CLASS Y	CALHOUN-DINGLE C/O COMERICA BANK ATTN: MUTUAL FUND UNIT PO BOX 75000 / MC3446 DETROIT MI 48275	8.62%

BOND FUND-CLASS Y	MAC & CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	5.50%

GROWTH OPPORTUNITIES FUND CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	12.92%

GROWTH OPPORTUNITIES FUND CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	9.93%

	2801 MARKET ST SAINT LOUIS MO 63103-2523

GROWTH OPPORTUNITIES FUND CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	10.99%

GROWTH OPPORTUNITIES FUND CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.12%

GROWTH OPPORTUNITIES FUND CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	22.79%

GROWTH OPPORTUNITIES FUND CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.42%

GROWTH OPPORTUNITIES FUND CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.91%

GROWTH OPPORTUNITIES FUND CLASS R	FRONTIER TRUST COMPANY FBO BALDRIDGE & ASSOC STRL ENG, INC 401 P.O. BOX 10758 FARGO, ND 58106	32.16%

GROWTH OPPORTUNITIES FUND CLASS R	FRONTIER TRUST COMPANY FBO VALERIO DEWALT TRAIN ASSOCIATES, IN P.O. BOX 10758 FARGO, ND 58106	12.47%

GROWTH OPPORTUNITIES FUND CLASS R	HARTFORD SECURITIES DISTRIBUTION CO INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS’ PLAN CUSTOMERS ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	12.16%

GROWTH OPPORTUNITIES FUND CLASS R	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	9.42%

GROWTH OPPORTUNITIES FUND CLASS R	FRONTIER TRUST COMPANY FBO FILLPOINT 401(K) PLAN P.O. BOX 10758 FARGO, ND 58106	5.43%

GROWTH OPPORTUNITIES FUND CLASS R	MG TRUST COMPANY CUST. FBO KUCHLER POLK SCHELL WEINER & RICHES 700 17TH STREET SUITE 300 DENVER CO 80202	5.38%

GROWTH OPPORTUNITIES FUND CLASS R	FRONTIER TRUST COMPANY FBO KOFLER, LEVENSTEIN, ROMANOTTO & CO. P.O. BOX 10758 FARGO, ND 58106	5.12%

GROWTH OPPORTUNITIES FUND CLASS R	MG TRUST COMPANY CUST. FBO CINCINNATI FASTENER CO. 401(K) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202	5.03%

GROWTH OPPORTUNITIES FUND CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	23.15%

GROWTH OPPORTUNITIES FUND CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.49%

GROWTH OPPORTUNITIES FUND CLASS Y	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	14.43%

GROWTH OPPORTUNITIES FUND CLASS Y	VANGUARD FIDUCIARY TRUST COMPANY MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087-1816	9.04%

GROWTH OPPORTUNITIES FUND CLASS Y	SEI PRIVATE TRUST CO C/O FIRST HAWAIIAN BANK ONE FREEDOM VALLEY DR OAKS PA 19456	8.15%

GROWTH OPPORTUNITIES FUND CLASS Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.38%

INDEX 500 FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	12.35%

INDEX 500 FUND-CLASS A	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	7.73%

INDEX 500 FUND-CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.52%

INDEX 500 FUND-CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	17.62%

INDEX 500 FUND-CLASS B	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	13.75%

INDEX 500 FUND-CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.08%

INDEX 500 FUND-CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	95.53%

INDEX 500 FUND-CLASS R	HARTFORD SECURITIES DISTRIBUTION CO INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS’ PLAN CUSTOMERS ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	31.51%

INDEX 500 FUND-CLASS R	RELIANCE TRUST COMPANY FBO FIRST 5 LA 403B P.O. BOX 48529 ATLANTA GA 30362	8.70%

INDEX 500 FUND-CLASS R	WTRISC AGENT FBO ORNL FEDERAL CREDIT UNION DEFINED BENEFIT PL & TRUST C/O MUTUAL FUNDS P O BOX 52129 PHOENIX AZ 85072-2129	7.18%

INDEX 500 FUND-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	77.64%

INTEGRITY MID-CAP VALUE FUND-CLASS A	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48009	92.30%

INTEGRITY MID-CAP VALUE FUND-CLASS A	BNYM I S TRUST CO CUST IRA FBO MICHAEL MORELLA 7409 S. LAND PK. 8 SACRAMENTO CA 95831-0000	7.70%

INTEGRITY MID-CAP VALUE FUND-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	94.11%

INTEGRITY MID-CAP VALUE FUND-CLASS Y	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48009	5.89%

INTEGRITY SMALL/MID-CAP VALUE FUND-CLASS A	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48009	100.00%

INTEGRITY SMALL/MID-CAP VALUE FUND-CLASS Y	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48009	100.00%

INTERNATIONAL EQUITY FUND-CLASS A	WILMINGTON TRUST COMP TTEE FBO MERCY HOSP & MED CENTER 401K PL C/O MUTUAL FUNDS P O BOX 8880 WILMINGTON DE 19899-8880	30.87%

INTERNATIONAL EQUITY FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	11.72%

INTERNATIONAL EQUITY FUND-CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	22.68%

INTERNATIONAL EQUITY FUND-CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.96%

INTERNATIONAL EQUITY FUND-CLASS B	NFS LLC FEBO NFS/FMTC IRA FBO DANIEL R DITHOMAS 5795 O’CONNELL CT DUBLIN OH 43017	5.80%

INTERNATIONAL EQUITY FUND-CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	35.94%

INTERNATIONAL EQUITY FUND-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.63%

INTERNATIONAL EQUITY FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	8.42%

INTERNATIONAL EQUITY FUND-CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086	7.93%

INTERNATIONAL EQUITY FUND-CLASS C	BNYM I S TRUST CO CUST IRA FBO CHRIS N SCHWARCK 13597 THRUSH AVE MASON CITY IA 50401-8710	7.52%

INTERNATIONAL EQUITY FUND-CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT	67.48%

	PO BOX 75000 DETROIT MI 48275-3446

INTERNATIONAL EQUITY FUND-CLASS K	CALHOUN-DINGLE C/O COMERICA BANK ATTN: MUTUAL FUND UNIT PO BOX 75000 / MC3446 DETROIT MI 48275	13.20%

INTERNATIONAL EQUITY FUND-CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	12.92%

INTERNATIONAL EQUITY FUND-CLASS K	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	5.85%

INTERNATIONAL EQUITY FUND-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	73.76%

INTERNATIONAL EQUITY FUND-CLASS Y	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	9.00%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	CHRISTOPHER T PAGLIA SR TOD CHRISTOPHER T PAGLIA SR TRUST SUBJECT TO STA TOD RULES 31037 PINE CONE DRIVE FARMINGTON HILLS MI 48331	20.30%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	13.72%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.24%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	MICHAEL A PETRECCA 1901 UPPER CHELSEA RD UPPER ARLINGTON OH 43212-0000	8.67%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-2052	6.17%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	BNYM I S TRUST CO CUST SEP IRA FBO TONY E THOMAS 1415 SAN PABLO DR. GLENDALE CA 91207-0000	5.39%

INTERNATIONAL FUND - CORE EQUITY-CLASS A	RAYMOND JAMES & ASSOC INC CSDN FBO GUYSE GOLIGHTLY IRA 1260 GOLDEN SPRINGS LN CONCORD CA 94521-3523600	5.08%

INTERNATIONAL FUND - CORE EQUITY-CLASS C	NFS LLC FEBO BRIAN E NIKLAUS AMY F NIKLAUS 1531 ROOSEVELT ROAD PITTSBURGH PA 15237	55.63%

INTERNATIONAL FUND - CORE EQUITY-CLASS C	GLEN A PONZINI 41 MARY PITKIN PATH SHOREHAM NY 11786-0000	29.56%

INTERNATIONAL FUND - CORE EQUITY-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.59%

INTERNATIONAL FUND - CORE EQUITY-CLASS I	SEI Private Trust Co C/O SunTrust ID Attn: Mutual Funds Admin One Freedom Valley Drive Oaks, PA 19456	100.00%

INTERNATIONAL FUND - CORE EQUITY-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	43.61%

INTERNATIONAL FUND - CORE EQUITY-CLASS Y	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO REMI J BROWNE 2 PROCTOR ST MANCHESTER MA 01944	20.37%

INTERNATIONAL FUND - CORE EQUITY-CLASS Y	VANGUARD FIDUCIARY TRUST COMPANY MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087-1816	19.16%

INTERNATIONAL FUND - CORE EQUITY-CLASS Y	PATSY K CANTRELL TTEE CITY OF FARMINGTON RETIREE HEALTH CARE FUND 23600 LIBERTY ST FARMINGTON MI 48335-3572	5.09%

INTERNATIONAL SMALL-CAP FUND-CLASS A	NFS LLC FEBO PACIFIC FINANCIAL INTERNATIONAL ANDREW ROGERS 777 108TH AVE NE STE 2100 BELLEVUE WA 98004	28.11%

INTERNATIONAL SMALL-CAP FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	25.27%

INTERNATIONAL SMALL-CAP FUND-CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	5.69%

INTERNATIONAL SMALL-CAP FUND-CLASS C	DIANNA D MCCARTHY 225 WEST 25TH STREET APARTMENT 4D NEW YORK NY 10001	26.78%

INTERNATIONAL SMALL-CAP FUND-CLASS C	NFS LLC FEBO ANN B COBURN TTEE REMAINDER TR U/A ARTHUR L COBURN III TR, U/A 10/11/00 427 MEADOW LANE SEWICKLEY PA 15143	24.55%

INTERNATIONAL SMALL-CAP FUND-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.41%

INTERNATIONAL SMALL-CAP FUND-CLASS C	NFS LLC FEBO OLIVE FALTENOVICH PO BOX 1711 BEAVER FALLS PA 15010	7.22%

INTERNATIONAL SMALL-CAP FUND-CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	6.96%

INTERNATIONAL SMALL-CAP FUND-CLASS I	FACTORY MUTUAL INSURANCE COMPANY 225 WYMAN ST WALTHAM MA 02454	86.54%

INTERNATIONAL SMALL-CAP FUND-CLASS I	FACTORY MUTUAL PENSION PLAN EQUITIES 225 WYMAN ST WALTHAM MA 02454	13.46%

LARGE-CAP VALUE FUND CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	24.49%

LARGE-CAP VALUE FUND CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.16%

LARGE-CAP VALUE FUND CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.51%

LARGE-CAP VALUE FUND CLASS B	NFS LLC FEBO CATHERINE J KARBUM TTEE ACK REV LIV TR U/A 2/8/95 20135 ELWOOD BIRMINGHAM MI 48025	13.93%

LARGE-CAP VALUE FUND CLASS B	NFS LLC FEBO CATHERINE J KARBUM TTEE CJK REVOC LIVING TRUST U/A 2/8/95 20135 ELWOOD BIRMINGHAM MI 48025	11.57%

LARGE-CAP VALUE FUND CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL	7.90%

	JACKSONVILLE FL 32246-6484

LARGE-CAP VALUE FUND CLASS B	NFS LLC FEBO KATHLEEN A EVANS TOD BENE ON FILE 39 ESSEX CIRCLE HUDSON OH 44236	5.22%

LARGE-CAP VALUE FUND CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	27.74%

LARGE-CAP VALUE FUND CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.22%

LARGE-CAP VALUE FUND CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086	11.77%

LARGE-CAP VALUE FUND CLASS C	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	8.80%

LARGE-CAP VALUE FUND CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	77.45%

LARGE-CAP VALUE FUND CLASS K	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	13.95%

LARGE-CAP VALUE FUND CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	7.32%

LARGE-CAP VALUE FUND CLASS R	MUNDER CAPITAL MGMT ATTN KIM WINEK 480 PIERCE ST BIRMINGHAM MI 48009	100.00%

LARGE-CAP VALUE FUND CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	37.44%

LARGE-CAP VALUE FUND CLASS Y	SEI PRIVATE TRUST CO C/O FIRST HAWAIIAN BANK ONE FREEDOM VALLEY DR OAKS PA 19456	23.15%

LARGE-CAP VALUE FUND CLASS Y	VANGUARD FIDUCIARY TRUST COMPANY MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087-1816	9.10%

LARGE-CAP VALUE FUND CLASS Y	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	7.23%

MICRO-CAP EQUITY FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.23%

MICRO-CAP EQUITY FUND-CLASS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.07%

MICRO-CAP EQUITY FUND-CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.37%

MICRO-CAP EQUITY FUND-CLASS A	SEI PRIVATE TRUST CO C/O UNION BANK ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5.36%

MICRO-CAP EQUITY FUND-CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.22%

MICRO-CAP EQUITY FUND-CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	6.55%

MICRO-CAP EQUITY FUND-CLASS B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.29%

MICRO-CAP EQUITY FUND-CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	23.41%

MICRO-CAP EQUITY FUND-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.33%

MICRO-CAP EQUITY FUND-CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.67%

MICRO-CAP EQUITY FUND-CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT	46.36%

	PO BOX 75000 DETROIT MI 48275-3446
MICRO-CAP EQUITY FUND-CLASS K	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	36.51%

MICRO-CAP EQUITY FUND-CLASS K	NFS LLC FEBO FMTC CUSTODIAN - ROTH IRA FBO KENNETH R KOSINSKI PO BOX 97 WASHINGTON IS WI 54246-0097	13.24%

MICRO-CAP EQUITY FUND-CLASS R	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	25.85%

MICRO-CAP EQUITY FUND-CLASS R	MG TRUST COMPANY TRUSTEE SAN GABRIEL TRANSIT & AFFILIATES 700 17TH STREET SUITE 300 DENVER CO 80202	15.03%

MICRO-CAP EQUITY FUND-CLASS R	FRONTIER TRUST COMPANY FBO AOW ASSOCIATES, INC. 401(K) PSP P.O. BOX 10758 FARGO, ND 58106	13.88%

MICRO-CAP EQUITY FUND-CLASS R	COUNSEL TRUST DBA MID ATLANTIC TRUST COMPANY FBO UTAH HEALTH CARE ASSOCIATION 401K 1251 WATERFRONT PL PITTSBURGH PA 15222-4235	10.39%

MICRO-CAP EQUITY FUND-CLASS R	COUNSEL TRUST DBA MID ATLANTIC TRUST COMPANY FBO UINTA BREWING COMPANY RETIREMENT 1251 WATERFRONT PL PITTSBURGH PA 15222-4235	9.46%

MICRO-CAP EQUITY FUND-CLASS R	COUNSEL TRUST DBA MID ATLANTIC TRUST COMPANY FBO AXIS ARCHITECTS 401-K 1251 WATERFRONT PL PITTSBURGH PA 15222-4235	6.82%

MICRO-CAP EQUITY FUND-CLASS Y	NFS LLC THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO IL 60675-2956	21.37%

MICRO-CAP EQUITY FUND-CLASS Y	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	16.65%

MICRO-CAP EQUITY FUND-CLASS Y	NFS LLC FEBO RICHARDSON FAMILY LTD PART A PARTNERSHIP JOHN P RICHARDSON JR KATHLEEN RICHARDSON 4395 CHARING CROSS RD BLOOMFLD HLS MI 48304-0000	13.61%

MICRO-CAP EQUITY FUND-CLASS Y	VANGUARD FIDUCIARY TRUST COMPANY MUNDER FUNDS 400 DEVON PARK DR WAYNE PA 19087-1816	11.51%

MICRO-CAP EQUITY FUND-CLASS Y	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.87%

MICRO-CAP EQUITY FUND-CLASS Y	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	6.50%

MID-CAP CORE GROWTH FUND CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.97%

MID-CAP CORE GROWTH FUND CLASS A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086	8.19%

MID-CAP CORE GROWTH FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5.89%

MID-CAP CORE GROWTH FUND CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	12.44%

MID-CAP CORE GROWTH FUND CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.71%

MID-CAP CORE GROWTH FUND CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	24.53%

MID-CAP CORE GROWTH FUND CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.56%

MID-CAP CORE GROWTH FUND CLASS C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	5.70%

MID-CAP CORE GROWTH FUND CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER	5.65%

	1000 HARBOR BLVD WEEHAWKEN NJ 07086

MID-CAP CORE GROWTH FUND CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	64.00%

MID-CAP CORE GROWTH FUND CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	26.84%

MID-CAP CORE GROWTH FUND CLASS K	CALHOUN-DINGLE C/O COMERICA BANK ATTN: MUTUAL FUND UNIT PO BOX 75000 / MC3446 DETROIT MI 48275	5.27%

MID-CAP CORE GROWTH FUND CLASS Y	NFS LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015	13.15%

MID-CAP CORE GROWTH FUND CLASS Y	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	11.67%

MID-CAP CORE GROWTH FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	9.18%

MID-CAP CORE GROWTH FUND CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.75%

MID-CAP CORE GROWTH FUND-CLASS R	HARTFORD SECURITIES DISTRIBUTION CO INC AS AGENT FOR RELIANCE TRUST CO FBO AGENTS’ PLAN CUSTOMERS ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	14.97%

MID-CAP CORE GROWTH FUND-CLASS R	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT ATTN CURT NADEAU PO BOX 2999 HARTFORD CT 06104-2999	10.01%

MID-CAP CORE GROWTH FUND-CLASS R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50303	9.20%

MID-CAP CORE GROWTH FUND-CLASS R	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL	6.11%

	JACKSONVILLE FL 32246-6484

MID-CAP CORE GROWTH FUND-CLASS R	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST MINISTRY HEALTH CARE, INC. 11925 W. LAKE PARK DRIVE SUITE 100 MILWAUKEE WI 53224	5.42%

MID-CAP CORE GROWTH FUND-CLASS R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50303	5.30%

VERACITY SMALL-CAP VALUE FUND-CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	14.81%

VERACITY SMALL-CAP VALUE FUND-CLASS A	WILMINGTON TRUST CO FBO LEGACY HLTH SYS 403B TAX DEFERRED ANNUITY PLAN C/O MUTUAL FUNDS PO BOX 8880 WILMINGTON DE 19899-8880	9.31%

VERACITY SMALL-CAP VALUE FUND-CLASS A	NFS LLC FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFITPLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015	8.99%

VERACITY SMALL-CAP VALUE FUND-CLASS A	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	8.87%

VERACITY SMALL-CAP VALUE FUND-CLASS A	PATTERSON & CO FBO ALLEGIANT FOR VARIOUS RETIREMENT PLANS 1525 W W T HARRIS BLVD CHARLOTTE NC 28288	8.26%

VERACITY SMALL-CAP VALUE FUND-CLASS B	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	12.22%

VERACITY SMALL-CAP VALUE FUND-CLASS B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.99%

VERACITY SMALL-CAP VALUE FUND-CLASS C	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	26.43%

VERACITY SMALL-CAP VALUE FUND-CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.63%

VERACITY SMALL-CAP VALUE FUND-CLASS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.58%

VERACITY SMALL-CAP VALUE FUND-CLASS C	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 333 W 34TH ST 7TH FL NEW YORK NY 10001-2483	6.05%

VERACITY SMALL-CAP VALUE FUND-CLASS K	PATTERSON & CO FBO WELLS FARGO FOR VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	44.90%

VERACITY SMALL-CAP VALUE FUND-CLASS K	CALHOUN & CO C/O COMERICA BANK ATTN MUTUAL FUNDS UNIT PO BOX 75000 DETROIT MI 48275-3446	37.17%

VERACITY SMALL-CAP VALUE FUND-CLASS K	DINGLE & CO C/O COMERICA BANK ATTN: MUTUAL FUND UNIT P.O. BOX 75000 / MC3446 DETROIT, MI 48275	17.06%

VERACITY SMALL-CAP VALUE FUND-CLASS R	MLPF&S FBO THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 2ND FL JACKSONVILLE FL 32246-6484	59.80%

VERACITY SMALL-CAP VALUE FUND-CLASS R	MG TRUST COMPANY CUST. FBO RANDA MANSOUR-SHOUSHER, M.S. CCC-A 700 17TH STREET SUITE 300 DENVER CO 80202	15.10%

VERACITY SMALL-CAP VALUE FUND-CLASS R	TD AMERITRADE TRUST COMPANY TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO80217-0748	5.01%

VERACITY SMALL-CAP VALUE FUND-CLASS Y	WILMINGTON TRUST RISC TTEE FBO MCGLADREY & PULLEN LLP RSP PO BOX 52129 PHOENIX AZ 85072-2129	21.08%

VERACITY SMALL-CAP VALUE FUND-CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7.91%

VERACITY SMALL-CAP VALUE FUND-CLASS Y	STATE STREET BANK FBO STARWOOD HOTELS AND RESORTS WORLDWIDE 105 ROSEMONT AVE WESTWOOD MA 02090	6.43%

Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to be held only as nominee.

Shareholder Approvals. As used in this SAI and in the Prospectuses, for each of the Funds, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectuses do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby; certain portions have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, DC. Text-only and html versions of fund documents can be viewed online or downloaded from the SEC’s website at www.sec.gov.

Statements contained herein and in the Funds’ Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Funds’ registration statement, each such statement being qualified in all respects by such reference.

ANNUAL FUND OPERATING EXPENSES

Unless otherwise noted, and except for the Mid-Cap Value Fund, the Small/Mid-Cap Value Fund and each Class R6, a Fund’s or class’s expense ratio, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflects that Fund’s or class’s actual operating expenses for its most recent fiscal year as a percentage of the Fund’s or class’s average net assets for the year. Because the percentage is based on a Fund’s or class’s “average” net assets over a period of one year, it does not identify what the expense ratio would be at asset levels that differ from the average. The expense ratios of the Mid-Cap Value Fund, the Small/Mid-Cap Value Fund and each Class R6, identified as “Annual Fund Operating Expenses” in the Prospectus expense tables, reflect that Fund’s or class’s estimated operating expenses for the current fiscal year as a percentage of the Fund’s or class’s estimated average net assets for the year. Because the percentage is based on a Fund’s or class’s “average” net assets over a period of one year (which have been estimated in the Prospectus since the Funds have no historical information as of October 29, 2011 for the Mid-Cap Value Fund and the Small/Mid-Cap Value Fund and as of the date of this SAI for each Class R6), it does not identify what the expense ratio would be at asset levels that differ from the estimated average. Asset levels that are substantially higher or lower than the average may result in substantially lower or higher expense ratios. A Fund or class with a sizable percentage of non-asset-based fees, which experiences a significant asset decline during a fiscal year, may have substantially increased expense ratios in its following fiscal year absent a significant increase in assets or reduction in non-

asset-based fees. Depending on the circumstances, a Fund or class may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include transfer agency (for certain of MST’s other series), sub-accounting, and sub-transfer agency, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated June 30, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds, dated as of June 30, 2011. No such information is yet available for the Mid-Cap Value Fund and Small/Mid-Cap Value Fund, which had not yet commenced operations as of that date. The unaudited financial statements tof the Funds, including the notes thereto, dated December 31, 2011 are incorporated by reference into this SAI from the Semi-Annual Reports of the Funds dated as of December 31, 2011. The information under the caption “Financial Highlights” appearing in each applicable Fund’s Prospectus dated October 29, 2011 shows each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s or class’s operations) through June 30, 2011, and has been derived from the financial statements audited by Ernst & Young LLP. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. If applicable, the information under the caption “Financial Highlights” appearing in each applicable Fund’s Prospectus dated October 29, 2011, as supplemented or amended, also includes a Fund’s unaudited financial performance for the six-month period ended December 31, 2011.

APPENDIX A

NRSRO CREDIT RATINGS

Following are descriptions of the credit ratings issued by certain NRSROs.

Long-Term Bonds

From Moody’s Investors Service (“Moody’s”) description of its bond ratings:

“Aaa”: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa”: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A”: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa”: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”: Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

From Standard & Poor’s Ratings Services (“S&P”) description of its bond ratings:

“AAA”: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”: An obligation rated “B” is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”: An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of a bankruptcy petition or similar action which have not experienced a payment default.

“D”: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

From Fitch Ratings Ltd. (“Fitch”) description of its bond ratings:

“AAA”: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”: High credit quality. “A”‘ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”: Good credit quality. “BBB”‘ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”: Substantial credit risk. Default is a real possibility.

“CC”: Very high levels of credit risk. Default of some kind appears probable.

“C”: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”: Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. execution of a distressed debt exchange on one or more material financial obligations.

“D”: Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA”‘ category or to categories below “B”.

Short-Term Bonds

The following Moody’s designations indicate the relative repayment ability of rated issuers:

“P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

From S&P’s description of its short-term issue credit ratings:

“A-1”: The obligors’s capacity to meet its financial commitment on the obligation is strong. Those obligations designated with a plus sign (+) indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”: Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”: Regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”: Regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”: Regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”: Regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”: In payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”: High short-term default risk. Default is a real possibility.

“RD”: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.